                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.
[ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
     RULE 14a-6(e)(2)).
[X]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14A-11(c) or Section 240.14a-12

                    NUVEEN EQUITY PREMIUM INCOME FUND (JPZ)
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4) Proposed maximum aggregate value of transaction:

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     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

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     4) Date Filed:

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


                                IMPORTANT NOTICE
                              TO FUND SHAREHOLDERS
                                 JUNE 21, 2005


Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided a brief overview of the issues to be voted on.

Q.   WHY AM I RECEIVING THIS PROXY STATEMENT?

A. Pursuant to an investment management agreement between your Fund and Nuveen Asset Management ("NAM"), NAM has served as your Fund's investment adviser and has been responsible for the overall investment strategy of your Fund. In addition, for certain Funds, NAM entered into an investment sub-advisory agreement pursuant to which a sub-adviser was retained to furnish investment advisory services to the Fund. NAM is a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"). Nuveen is a publicly traded company and, until recently, was a majority-owned subsidiary of The St. Paul Travelers Companies, Inc. ("St. Paul Travelers").

     As part of St. Paul Travelers' previously announced three-part program to sell its entire equity interest in Nuveen (the "Sale"), St. Paul Travelers sold 39.3 million shares of Nuveen through a secondary public offering on April 12, 2005. Nuveen also repurchased $600 million of its shares from St. Paul Travelers. The repurchase of these shares is being completed through two steps--a $200 million repurchase that closed on April 12, 2005, and a $400 million forward purchase (plus interest) that will settle later this year. Finally, St. Paul Travelers also entered into an agreement with two other parties to sell approximately 12 million common shares of Nuveen for settlement later this year. After completion of the Sale, Nuveen will emerge as a fully independent public company.


     Upon completion of the Sale, the investment management agreement between your Fund and NAM and the sub-advisory agreement between NAM and the sub-adviser of your Fund may be terminated. In order for NAM and the sub-advisers to continue to serve as investment adviser and sub-adviser after the completion of the Sale, the shareholders of your Fund must approve a new investment management agreement and a new sub-advisory agreement. The enclosed Proxy Statement gives you additional information on the proposed new investment management agreement and new sub-advisory agreement, as well as certain other matters. The Board of Trustees of each Fund (the "Board," and each Trustee, a "Board Member"), including those Board Members who are not affiliated with NAM or any sub-adviser, unanimously recommend that you vote FOR the approval of the new investment management agreement and new sub-advisory agreement, if applicable, for your Fund.


     Please refer to the Proxy Statement for a detailed explanation of the items you are being asked to vote on.

Q WHY IS A VOTE ON THE PROPOSED NEW INVESTMENT MANAGEMENT AGREEMENT AND SUB-ADVISORY AGREEMENT REQUIRED?

A. The completion of the Sale could be deemed to be an "assignment," as that term is defined in the Investment Company Act of 1940 ("1940 Act"), of the investment management agreement between each Fund and NAM and the sub-advisory agreement between NAM and your Fund's sub-adviser. As required by the 1940 Act, under its terms, each investment management agreement and sub-advisory agreement would automatically terminate in the event of its assignment. As a result, shareholder approval of a new investment management agreement and, if applicable, a new sub-advisory agreement will permit NAM and each sub-adviser to continue to serve your Fund.

Q. WHAT WILL HAPPEN IF SHAREHOLDERS DO NOT APPROVE THE NEW INVESTMENT MANAGEMENT AGREEMENT OR SUB-ADVISORY AGREEMENT?

A. If the new investment management agreement or sub-advisory agreement is not approved, your Fund's Board will take such actions as it deems to be in the best interests of your Fund. This is discussed in more detail in the Proxy Statement.

Q.   HOW WILL THE SALE AFFECT ME AS A FUND SHAREHOLDER?

A. Your investment in your Fund will not change as a result of the Sale. You will still own the same shares in the Fund, and the value of your investment will not change as a result of the Sale. The new investment management agreement and sub-advisory agreement, if approved by shareholders, will still be with NAM and the same sub-adviser and the terms of the new investment management agreement and sub-advisory agreement are substantially identical to the terms of the original investment management agreement and sub-advisory agreement. In addition, the portfolio managers of your Fund will not change as a result of the new investment management agreement and sub-advisory agreement.

Q. WILL THE INVESTMENT MANAGEMENT AND SUB-ADVISORY FEE RATES BE THE SAME UPON THE APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENT AND SUB-ADVISORY AGREEMENT?

A. Yes, the investment management and sub-advisory fee rates will remain the same.

Q. HOW DO THE BOARD MEMBERS SUGGEST THAT I VOTE IN CONNECTION WITH THE NEW INVESTMENT MANAGEMENT AGREEMENT AND SUB-ADVISORY AGREEMENT?


A. After careful consideration, the Board of your Fund unanimously recommends that you vote "FOR" the approval of the new investment management agreement and sub-advisory agreement.


Q.   WILL MY VOTE MAKE A DIFFERENCE?

A. Your vote is needed to ensure that the proposals can be acted upon. Additionally, your immediate response will help save on the costs of any future solicitations for these shareholder votes. We encourage all shareholders to participate in the governance of their Fund.

Q.   WHO DO I CALL IF I HAVE QUESTIONS?

A. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call your financial advisor. Alternatively, you may call Nuveen at (800) 257-8787 weekdays from 8:00 a.m. to 6:00 p.m. Central time.

Q.   HOW DO I VOTE MY SHARES?

A. You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage-paid envelope. Alternatively, you may vote by telephone by calling the toll-free number on the proxy card or by computer by going to the Internet address provided on the proxy card and following the instructions, using your proxy card as a guide.

Q.   WILL ANYONE CONTACT ME?

A. You may receive a call to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote.

NOTICE OF SPECIAL MEETING                                     333 West Wacker Drive
OF SHAREHOLDERS                                               Chicago, Illinois
JULY 26, 2005                                                 60606
                                                              (800) 257-8787


JUNE 21, 2005


NUVEEN DIVERSIFIED DIVIDEND AND INCOME FUND (JDD)
NUVEEN EQUITY PREMIUM INCOME FUND (JPZ)
NUVEEN EQUITY PREMIUM OPPORTUNITY FUND (JSN)
NUVEEN FLOATING RATE INCOME FUND (JFR)
NUVEEN FLOATING RATE INCOME OPPORTUNITY FUND (JRO)
NUVEEN PREFERRED AND CONVERTIBLE INCOME FUND (JPC)
NUVEEN PREFERRED AND CONVERTIBLE INCOME FUND 2 (JQC)
NUVEEN REAL ESTATE INCOME FUND (JRS)
NUVEEN QUALITY PREFERRED INCOME FUND (JTP)
NUVEEN QUALITY PREFERRED INCOME FUND 2 (JPS)
NUVEEN QUALITY PREFERRED INCOME FUND 3 (JHP)
NUVEEN SENIOR INCOME FUND (NSL)
NUVEEN TAX-ADVANTAGED FLOATING RATE FUND (JFP)
NUVEEN TAX-ADVANTAGED TOTAL RETURN STRATEGY FUND (JTA)

TO THE SHAREHOLDERS OF THE ABOVE FUNDS:

Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of Nuveen Diversified Dividend and Income Fund ("Diversified Dividend"), Nuveen Equity Premium Income Fund ("Equity Premium"), Nuveen Equity Premium Opportunity Fund ("Equity Premium Opportunity"), Nuveen Floating Rate Income Fund ("Floating Rate"), Nuveen Floating Rate Income Opportunity Fund ("Floating Rate Income Opportunity"), Nuveen Preferred and Convertible Income Fund ("Preferred and Convertible"), Nuveen Preferred and Convertible Income Fund 2 ("Preferred and Convertible 2"), Nuveen Real Estate Income Fund ("Real Estate"), Nuveen Quality Preferred Income Fund ("Quality Preferred"), Nuveen Quality Preferred Income Fund 2 ("Quality Preferred 2"), Nuveen Quality Preferred Income Fund 3 ("Quality Preferred 3"), Nuveen Senior Income Fund ("Senior Income"), Nuveen Tax-Advantaged Floating Rate Fund ("Tax-Advantaged Floating Rate") and Nuveen Tax-Advantaged Total Return Strategy Fund ("Total Return"), each a Massachusetts business trust (individually, a "Fund" and collectively, the "Funds"), will be held (along with the meeting of shareholders of several other Nuveen funds) in the Assembly Room of The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60675, on Tuesday, July 26, 2005, at 10:30 a.m., Chicago time, for the following purposes and to transact such other business, if any, as may properly come before the Meeting:

MATTERS TO BE VOTED ON BY SHAREHOLDERS:

1. To approve a new investment management agreement between each Fund and Nuveen Asset Management ("NAM"), each Fund's investment adviser.

2. To approve a new sub-advisory agreement between NAM and each sub-adviser below:

     a. (For shareholders of Preferred and Convertible and Preferred and Convertible 2 only) to approve a new sub-advisory agreement between NAM and Froley, Revy Investment Co.;

     b. (For shareholders of Equity Premium and Equity Premium Opportunity only) to approve a new sub-advisory agreement between NAM and Gateway Investment Advisers, L.P.;

     c. (For shareholders of Diversified Dividend and Total Return only) to approve a new sub-advisory agreement between NAM and NWQ Investment Management Company, LLC;

     d. (For shareholders of Diversified Dividend and Real Estate only) to approve a new sub-advisory agreement between NAM and Security Capital Research & Management Incorporated;

     e. (For shareholders of Preferred and Convertible, Preferred and Convertible 2, Quality Preferred, Quality Preferred 2, Quality Preferred 3 and Tax-Advantaged Floating Rate only) to approve a new sub-advisory agreement between NAM and Spectrum Asset Management, Inc.;

     f. (For shareholders of Diversified Dividend, Floating Rate, Floating Rate Income Opportunity, Preferred and Convertible, Preferred and Convertible 2, Senior Income and Total Return only) to approve a new sub-advisory agreement between NAM and Symphony Asset Management LLC; and


     g. (For shareholders of Diversified Dividend only) to approve a new sub-advisory agreement between NAM and Wellington Management Company, LLP.


3. To transact such other business as may properly come before the Meeting.

Shareholders of record at the close of business on May 31, 2005 are entitled to notice of and to vote at the Meeting.

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. IN ORDER TO AVOID DELAY AND ADDITIONAL EXPENSE, AND TO ASSURE THAT YOUR SHARES ARE REPRESENTED, PLEASE VOTE AS PROMPTLY AS POSSIBLE, REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. YOU MAY VOTE BY MAIL, TELEPHONE OR OVER THE INTERNET. TO VOTE BY MAIL, PLEASE MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. TO VOTE BY TELEPHONE, PLEASE CALL THE TOLL-FREE NUMBER LOCATED ON YOUR PROXY CARD AND FOLLOW THE RECORDED INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE. TO VOTE OVER THE INTERNET, GO TO THE INTERNET ADDRESS PROVIDED ON YOUR PROXY CARD AND FOLLOW THE INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE.

Jessica R. Droeger
Vice President and Secretary

JOINT PROXY STATEMENT                                         333 West Wacker Drive
                                                              Chicago, Illinois
                                                              60606
                                                              (800) 257-8787


JUNE 21, 2005


NUVEEN DIVERSIFIED DIVIDEND AND INCOME FUND (JDD)
NUVEEN EQUITY PREMIUM INCOME FUND (JPZ)
NUVEEN EQUITY PREMIUM OPPORTUNITY FUND (JSN)
NUVEEN FLOATING RATE INCOME FUND (JFR)
NUVEEN FLOATING RATE INCOME OPPORTUNITY FUND (JRO)
NUVEEN PREFERRED AND CONVERTIBLE INCOME FUND (JPC)
NUVEEN PREFERRED AND CONVERTIBLE INCOME FUND 2 (JQC)
NUVEEN REAL ESTATE INCOME FUND (JRS)
NUVEEN QUALITY PREFERRED INCOME FUND (JTP)
NUVEEN QUALITY PREFERRED INCOME FUND 2 (JPS)
NUVEEN QUALITY PREFERRED INCOME FUND 3 (JHP)
NUVEEN SENIOR INCOME FUND (NSL)
NUVEEN TAX-ADVANTAGED FLOATING RATE FUND (JFP)
NUVEEN TAX-ADVANTAGED TOTAL RETURN STRATEGY FUND (JTA)

GENERAL INFORMATION

This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (each a "Board" and collectively, the "Boards," and each Trustee, a "Board Member" and collectively, the "Board Members") of Nuveen Diversified Dividend and Income Fund ("Diversified Dividend"), Nuveen Equity Premium Income Fund ("Equity Premium"), Nuveen Equity Premium Opportunity Fund ("Equity Premium Opportunity"), Nuveen Floating Rate Income Fund ("Floating Rate"), Nuveen Floating Rate Income Opportunity Fund ("Floating Rate Income Opportunity"), Nuveen Preferred and Convertible Income Fund ("Preferred and Convertible"), Nuveen Preferred and Convertible Income Fund 2 ("Preferred and Convertible 2"), Nuveen Real Estate Income Fund ("Real Estate"), Nuveen Quality Preferred Income Fund ("Quality Preferred"), Nuveen Quality Preferred Income Fund 2 ("Quality Preferred 2"), Nuveen Quality Preferred Income Fund 3 ("Quality Preferred 3"), Nuveen Senior Income Fund ("Senior Income"), Nuveen Tax-Advantaged Floating Rate Fund ("Tax-Advantaged Floating Rate") and Nuveen Tax-Advantaged Total Return Strategy Fund ("Total Return"), each a Massachusetts business trust (each, a "Fund" and collectively, the "Funds"), of proxies to be voted at a Special Meeting of Shareholders to be held (along with the meeting of shareholders of several other Nuveen funds) in the Assembly Room of The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60675, on Tuesday, July 26, 2005, at 10:30 a.m., Chicago time, (for each Fund, a "Meeting" and collectively, the "Meetings"), and at any and all adjournments thereof.

On the matters coming before each Meeting as to which a choice has been specified by shareholders on the proxy, the shares will be voted accordingly. If a proxy is returned and no choice is specified, the shares will be voted FOR approval of the new investment management agreement and FOR the approval of the new sub-advisory agreement. Shareholders who execute proxies may revoke them at any time before they are voted by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.


This Joint Proxy Statement is first being mailed to shareholders on or about June 21, 2005.


The Board of each Fund has determined that the use of this Joint Proxy Statement for each Meeting is in the best interest of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders.

The following table indicates which shareholders are solicited with respect to each matter:


-------------------------------------------------------------------------------------
MATTER                                            COMMON SHARES   PREFERRED SHARES(1)
-------------------------------------------------------------------------------------
1. To approve a new investment management               X                 X
   agreement for the Fund
-------------------------------------------------------------------------------------
2. To approve a new sub-advisory agreement              X                 X
   between NAM and each sub-adviser below:
  a. (For shareholders of Preferred and                 X                 X
     Convertible and Preferred and Convertible 2
     only) to approve a new sub-advisory
     agreement between NAM and Froley, Revy
     Investment Co. ("Froley");
-------------------------------------------------------------------------------------
  b. (For shareholders of Equity Premium and            X                N/A
     Equity Premium Opportunity only) to approve
     a new sub-advisory agreement between NAM
     and Gateway Investment Advisers, L.P.
     ("Gateway");
-------------------------------------------------------------------------------------
  c. (For shareholders of Diversified Dividend          X                 X
     and Total Return only) to approve a new
     sub-advisory agreement between NAM and NWQ
     Investment Management Company, LLC ("NWQ");
-------------------------------------------------------------------------------------
  d. (For shareholders of Diversified Dividend          X                 X
     and Real Estate only) to approve a new
     sub-advisory agreement between NAM and
     Security Capital Research & Management
     Incorporated ("SCRM");
-------------------------------------------------------------------------------------
  e. (For shareholders of Preferred and                 X                 X
     Convertible, Preferred and Convertible 2,
     Quality Preferred, Quality Preferred 2,
     Quality Preferred 3 and Tax-Advantaged
     Floating Rate only) to approve a new
     sub-advisory agreement between NAM and
     Spectrum Asset Management, Inc.
     ("Spectrum");
-------------------------------------------------------------------------------------
  f. (For shareholders of Diversified Dividend,         X                 X
     Floating Rate, Floating Rate Income
     Opportunity, Preferred and Convertible,
     Preferred and Convertible 2, Senior Income
     and Total Return only) to approve a new
     sub-advisory agreement between NAM and
     Symphony Asset Management LLC ("Symphony");
     and
-------------------------------------------------------------------------------------
  g. (For shareholders of Diversified Dividend          X                 X
     only) to approve a new sub-advisory
     agreement between NAM and Wellington
     Management Company, LLP ("Wellington
     Management")
-------------------------------------------------------------------------------------


(1) Taxable Auctioned Preferred and FundPreferred shares are referred to as "Preferred Shares."

A quorum of shareholders is required to take action at each Meeting. A majority of the shares entitled to vote at each Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Meeting. Votes cast by proxy or in person at each Meeting will be tabulated by the inspectors of election appointed for that Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting. The inspectors of election will treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

For purposes of determining the approval of the new investment management agreement and sub-advisory agreement, abstentions and broker non-votes will be treated as shares voted against the proposal. The details of the proposals to be voted on by the shareholders of each Fund and the vote required for approval of the proposals are set forth under the description of the proposals below.

Preferred Shares held in "street name" as to which voting instructions have not been received from the beneficial owners or persons entitled to vote as of one business day before the Meeting, or, if adjourned, one business day before the day to which the Meeting is adjourned, and that would otherwise be treated as "broker non-votes" may, pursuant to Rule 452 of the New York Stock Exchange, be voted by the broker on the proposal in the same proportion as the votes cast by all Preferred shareholders as a class who have voted on the proposal or in the same proportion as the votes cast by all Preferred shareholders of the Fund who have voted on that item. Rule 452 permits proportionate voting of Preferred Shares with respect to a particular item if, among other things, (i) a minimum of 30% of the Preferred Shares or shares of a series of Preferred Shares outstanding has been voted by the holders of such shares with respect to such item and (ii) less than 10% of the Preferred Shares or shares of a series of Preferred Shares outstanding has been voted by the holders of such shares against such item. For the purpose of meeting the 30% test, abstentions will be treated as shares "voted" and for the purpose of meeting the 10% test, abstentions will not be treated as shares "voted" against the item.

Those persons who were shareholders of record at the close of business on May 31, 2005 will be entitled to one vote for each share held. As of May 31, 2005, the shares of the Funds were issued and outstanding as follows:


----------------------------------------------------------------------------------------------
    FUND                        TICKER SYMBOL*       COMMON SHARES       PREFERRED SHARES
----------------------------------------------------------------------------------------------
    Diversified Dividend           JDD                 20,145,123        Series T    2,400
                                                                         Series W    2,400
----------------------------------------------------------------------------------------------
    Equity Premium                 JPZ                 37,880,726        N/A
----------------------------------------------------------------------------------------------
    Equity Premium Opportunity     JSN                 64,783,744        N/A
----------------------------------------------------------------------------------------------
    Floating Rate                  JFR                 47,286,920        Series M    4,000
                                                                         Series T    4,000
                                                                         Series W    4,000
                                                                         Series F    4,000
----------------------------------------------------------------------------------------------
    Floating Rate Income           JRO                 28,397,051        Series M    3,200
    Opportunity
                                                                         Series TH   3,200
                                                                         Series F    3,200
----------------------------------------------------------------------------------------------
    Preferred and Convertible      JPC                100,123,177        Series M    4,720
                                                                         Series T    4,720
                                                                         Series W    4,720
                                                                         Series TH   4,720
                                                                         Series F    4,720
                                                                         Series F2   4,720
----------------------------------------------------------------------------------------------
    Preferred and Convertible 2    JQC                141,007,000        Series M    3,860
                                                                         Series M2   3,860
                                                                         Series T    3,860
                                                                         Series T2   3,860
                                                                         Series W    3,860
                                                                         Series W2   3,860
                                                                         Series TH   3,860
                                                                         Series TH2  3,860
                                                                         Series F    3,860
                                                                         Series F2   3,860
----------------------------------------------------------------------------------------------
    Real Estate                    JRS                 28,136,413        Series M    1,720
                                                                         Series T    1,720
                                                                         Series W    1,720
                                                                         Series F    1,720
----------------------------------------------------------------------------------------------
    Quality Preferred              JTP                 64,462,104        Series M    3,520
                                                                         Series T    3,520
                                                                         Series W    3,520
                                                                         Series TH   3,520
                                                                         Series F    3,520
----------------------------------------------------------------------------------------------
    Quality Preferred 2            JPS                119,541,842        Series M    4,800
                                                                         Series T    4,800
                                                                         Series T2   4,000
                                                                         Series W    4,800
                                                                         Series TH   4,800
                                                                         Series TH2  4,000
                                                                         Series F    4,800
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
    FUND                        TICKER SYMBOL*       COMMON SHARES       PREFERRED SHARES
----------------------------------------------------------------------------------------------
    Quality Preferred 3            JHP                 23,642,721        Series M    3,320
                                                                         Series TH   3,320
----------------------------------------------------------------------------------------------
    Senior Income                  NSL                 29,798,480        Series TH   1,840
----------------------------------------------------------------------------------------------
    Tax-Advantaged Floating        JFP                 13,842,000        Series TH   3,120
    Rate
----------------------------------------------------------------------------------------------
    Total Return                   JTA                 13,855,240        Series W    1,800
                                                                         Series F    3,120
----------------------------------------------------------------------------------------------


* The Common Shares of all of the Funds are listed on the New York Stock Exchange, except JRS, which is listed on the American Stock Exchange.

The number of shares of each Fund beneficially owned by each Board Member and by the Board Members and officers of the Funds as a group as of December 31, 2004 is set forth in Appendix A. On December 31, 2004, Board Members and executive officers as a group beneficially owned 1,196,807 shares of all funds managed by Nuveen Asset Management ("NAM" or the "Adviser") (includes shares held by Board Members through the Deferred Compensation Plan for Independent Board Members and by executive officers in Nuveen's 401(k)/profit sharing plan). Each Board Member's individual beneficial shareholdings of each Fund constituted less than 1% of the outstanding shares of each Fund. As of May 31, 2005, the Board Members and executive officers as a group beneficially owned less than 1% of the outstanding Common Shares of each Fund. As of May 31, 2005, no shareholder beneficially owned more than 5% of any class of shares of any Fund.

1.  APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENTS

BACKGROUND


Under an investment management agreement between the Adviser and each Fund (each, an "Original Investment Management Agreement" and collectively, the "Original Investment Management Agreements"), NAM has served as each Fund's investment adviser and has been responsible for each Fund's overall investment strategy and its implementation. The date of each Fund's Original Investment Management Agreement and the date on which it was last approved by shareholders and approved for continuance by the Board is provided in Appendix B. NAM is a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"). Nuveen is a publicly traded company and, until recently, was a majority-owned subsidiary of The St. Paul Travelers Companies, Inc. ("St. Paul Travelers"), 385 Washington Street, St. Paul, Minnesota 55102. St. Paul Travelers is a publicly-traded company that is principally engaged in providing property-liability insurance through subsidiaries.


On March 25, 2005, Nuveen and St. Paul Travelers announced that St. Paul Travelers planned to implement a three-part program to sell its equity interest in Nuveen (the "Sale"). As part of St. Paul Travelers' previously announced three-part divestiture program, St. Paul Travelers sold 39.3 million shares of Nuveen's approximately 94 million outstanding common shares through a secondary public offering on April 12, 2005. Nuveen also repurchased $600 million of its common shares from St. Paul Travelers at a price of $32.98 per share, or approximately 18.2 million shares. The repurchase of these shares is being completed through two steps--a $200 million repurchase that closed on April 12, 2005, and a $400 million forward purchase (plus interest) that will settle later this year. St. Paul Travelers also entered into an agreement with two other parties to sell approximately 12 million common shares of Nuveen for settlement later this year. Upon the closing of the secondary offering and the initial repurchase by Nuveen as well as the closing for the forward sale transactions later this year, Nuveen will emerge as a fully independent public company.

Each Original Investment Management Agreement, as required by Section 15 of the Investment Company Act of 1940, as amended (the "1940 Act"), provides for its automatic termination in the event of its "assignment" (as defined in the 1940
Act). Any change in control of the Adviser is deemed to be an assignment. The consummation of the Sale may be deemed a change in control of the Adviser and therefore cause the automatic termination of each Original Investment Management Agreement, as required by the 1940 Act.

In anticipation of the Sale, each Board met in person at a joint meeting of each Fund's Board on May 10-12, 2005 for purposes of, among other things, considering whether it would be in the best interests of each Fund and its shareholders to approve a new investment management agreement between the Fund and NAM (each, a "New Investment Management Agreement" and collectively, the "New Investment Management Agreements").


The 1940 Act requires that each New Investment Management Agreement be approved by the Fund's shareholders in order for it to become effective. At the Board meeting, and for the reasons discussed below (see "Board Considerations in Approving New Investment Management Agreements and New Sub-Advisory Agreements" after Proposal 2), each Board, including a majority of the Board Members who are not parties to the Original Investment Management Agreements, New Investment Management Agreements or any sub-advisory agreement entered into by the Adviser with respect to any Fund or who are not "interested persons" of the Funds or the Adviser as defined in the 1940 Act (the "Independent Board Members"), unanimously approved the New Investment Management Agreement and unanimously recommended its approval by shareholders in order to assure continuity of investment advisory services to the Fund after the Sale. In the event shareholders of a Fund do not approve the New Investment Management Agreement, the Board will take such action as it deems to be in the best interests of the Fund and its shareholders. The form of the New Investment Management Agreement is attached hereto as Appendix C.


COMPARISON OF ORIGINAL INVESTMENT MANAGEMENT AGREEMENT AND NEW INVESTMENT MANAGEMENT AGREEMENT

The terms of each New Investment Management Agreement, including fees payable to the Adviser by the Fund thereunder, are substantially identical to those of the Original Investment Management Agreement, except for the date of effectiveness. There is no change in the fee rate payable by each Fund to the Adviser. If approved by shareholders of a Fund, the New Investment Management Agreement for the Fund will expire on August 1, 2006, unless continued. Each New Investment Management Agreement will continue in effect from year to year thereafter if such continuance is approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. Below is a comparison of certain terms of the Original Investment Management Agreement to the terms of the New Investment Management Agreement.

INVESTMENT MANAGEMENT SERVICES. The investment management services to be provided by the Adviser to each Fund under the New Investment Management Agreements will be identical to those services currently provided by the Adviser to each Fund under the Original Investment Management Agreements. Both the Original Investment Management Agreements and New Investment Management Agreements provide that the Adviser shall manage the investment and reinvestment of the Fund's assets in accordance with the Fund's investment objective and policies and limitations and administer the Fund's affairs to the extent requested by and subject to the supervision of the Fund's Board. In addition, the investment management services will be provided by the same Adviser personnel under the New Investment Management Agreements as under the Original Investment Management Agreements. The Adviser does not anticipate that the Sale will have any adverse effect on the performance of its obligations under the New Investment Management Agreements.

FEES. Under each Original Investment Management Agreement and New Investment Management Agreement, the Fund pays to the Adviser an investment management fee that consists of two components--a fund-level component, based only on the amount of assets within each individual Fund, and a complex-level component, based on the aggregate managed assets (which includes assets attributable to all types of leverage used in leveraged funds) of all Nuveen-branded closed-end and open-end registered investment companies organized in the United States. The investment management fee paid by each Fund equals the sum of the fund-level component and complex-level component.

The fee schedules for the fund-level component and complex-level component to be paid to the Adviser under the New Investment Management Agreements are identical to the fund-level component and complex-level component paid to the Adviser under the Original Investment Management Agreements. The annual fund-level component for each Fund under the Original Investment Management Agreements and the New Investment Management Agreements, the fees paid by each Fund to the Adviser during each Fund's last fiscal year and the Fund's net assets as of May 1, 2005 are set forth in Appendix D to this Proxy Statement. The fee schedule for the complex-level component is the same for each Fund under both the Original Investment Management Agreements and New Investment Management Agreements and is also set forth in Appendix D.

PAYMENT OF EXPENSES. Under each Original Investment Management Agreement and each New Investment Management Agreement, the Adviser shall furnish office facilities and equipment and clerical, bookkeeping and administrative services (other than such services, if any, provided by the Fund's transfer agent) for the Fund.

LIMITATION ON LIABILITY. The Original Investment Management Agreements and New Investment Management Agreements provide that the Adviser will not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

CONTINUANCE. The Original Investment Management Agreement of each Fund originally was in effect for an initial term and could be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act. If the shareholders of a Fund approve the New Investment Management Agreement for that Fund, the New Investment Management Agreement will expire on August 1, 2006, unless continued. The New Investment Management Agreement may be continued for successive one-year periods if approved at least annually in the manner required by the 1940 Act.

TERMINATION. The Original Investment Management Agreement and New Investment Management Agreement for each Fund provide that the Agreement may be terminated at any time without the payment of any penalty by the Fund or the Adviser on sixty (60) days' written notice to the other party. A Fund may effect termination by action of the Board or with respect to any Fund by vote of a majority of the outstanding voting securities of the Fund, accompanied by appropriate notice.

INFORMATION ABOUT THE ADVISER


NAM, a registered investment adviser, is a wholly-owned subsidiary of Nuveen. Founded in 1898, Nuveen and its affiliates had approximately $119 billion in assets under management as of March 31, 2005. Nuveen is a publicly traded company and is listed on the New York Stock Exchange and trades under the symbol "JNC."


The principal occupation of the officers and directors of NAM is shown in Appendix E. The business address of NAM, Nuveen and each principal executive officer and director of NAM is 333 West Wacker Drive, Chicago, Illinois 60606.


Board Member Schwertfeger sold 285,950 shares of Class A Stock of Nuveen on the New York Stock Exchange since August 1, 2003. Mr. Schwertfeger received $8,224,821 in exchange for his shares of Nuveen sold.


SHAREHOLDER APPROVAL

To become effective with respect to a particular Fund, the New Investment Management Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund, with the Common and Preferred shareholders voting together as a single class. The "vote of a majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon. Each New Investment Management Agreement was approved by the Board of the respective Fund on behalf of the Funds after consideration of all factors which it determined to be relevant to its deliberations, including those discussed below. The Board of each Fund also determined to submit the Fund's New Investment Management Agreement for consideration by the shareholders of the Fund.

THE BOARD OF EACH FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE FOR APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENT.

2.  APPROVAL OF THE NEW SUB-ADVISORY AGREEMENTS

BACKGROUND

NAM entered into investment sub-advisory agreements (each, an "Original Sub-Advisory Agreement" and collectively, the "Original Sub-Advisory Agreements") with various sub-advisers (each, a "Sub-Adviser" and collectively, the "Sub-Advisers") for each Fund as set forth below:


-------------------------------------------------------------------------------------
FUND                                                   SUB-ADVISER
-------------------------------------------------------------------------------------
Diversified Dividend                   NWQ(1), SCRM(2), Symphony(3) and Wellington
                                                      Management(4)
Equity Premium                                         Gateway(5)
Equity Premium Opportunity                               Gateway
Floating Rate                                           Symphony
Floating Rate Income Opportunity                        Symphony
Preferred and Convertible                Froley(6), Spectrum(7) and Symphony(3)
Preferred and Convertible 2              Froley(6), Spectrum(7) and Symphony(3)
Real Estate                                               SCRM
Quality Preferred                                       Spectrum
Quality Preferred 2                                     Spectrum
Quality Preferred 3                                     Spectrum
Senior Income                                           Symphony
Tax-Advantaged Floating Rate                            Spectrum
Total Return                                     NWQ(1) and Symphony(3)
-------------------------------------------------------------------------------------


(1) NWQ Investment Management Company, LLC ("NWQ") is the sub-adviser only with respect to the Fund's dividend paying equity securities.


(2) Security Capital Research & Management Incorporated ("SCRM") is the sub-adviser only with respect to the Fund's REIT preferred and common stock and convertible securities investments.


(3) Symphony Asset Management LLC ("Symphony") is the sub-adviser only with respect to the Fund's senior loans and other debt instruments.


(4) Wellington Management Company, LLP ("Wellington Management") is the sub-adviser only with respect to the Fund's emerging markets and sovereign debt.


(5) Gateway Investment Advisers, L.P. ("Gateway")

(6) Froley, Revy Investment Co. ("Froley") is the sub-adviser only with respect to the Fund's convertible securities.

(7) Spectrum Asset Management LLC ("Spectrum") is the sub-adviser only with respect to the Fund's preferred securities.

The date of each Original Sub-Advisory Agreement and the date it was last approved by shareholders and approved for continuance by the Board is provided in Appendix F.

As with the Original Investment Management Agreements, each Original Sub-Advisory Agreement, as required by Section 15 of the 1940 Act, provides for its automatic termination in the event of its assignment. A change in control of the investment adviser or sub-adviser is deemed to be an assignment. The completion of the Sale may be deemed a change in control of NAM and therefore may be deemed an assignment of each Original Sub-Advisory Agreement resulting in its automatic termination, as required by the 1940 Act. In addition, for NWQ and Symphony, which are wholly-owned by Nuveen, the completion of the Sale may be deemed a change in control of NWQ and Symphony and therefore may be deemed an assignment of each Original Sub-Advisory Agreement resulting in its automatic termination, as required by the 1940 Act.

In anticipation of the Sale, the Board of each Fund met in person on May 10-12, 2005 for purposes of considering whether it would be in the best interests of each Fund and its shareholders to approve a new sub-advisory agreement between NAM and the respective Sub-Adviser (each a "New Sub-Advisory Agreement" and collectively, the "New Sub-Advisory

Agreements"). At the Board meeting, and for the reasons discussed below (see "Board Considerations in Approving New Investment Management Agreements and New Sub-Advisory Agreements"), the Board of each Fund, including a majority of the Independent Board Members, unanimously determined that the Fund's New Sub-Advisory Agreement was in the best interests of the Fund and its shareholders and approved the Fund entering into the New Sub-Advisory Agreement, subject to the consummation of the Sale and approval by shareholders.

The 1940 Act requires that each New Sub-Advisory Agreement be approved by that Fund's shareholders in order for it to become effective. The Board of each Fund unanimously recommends that shareholders approve the New Sub-Advisory Agreement. In the event shareholders of a Fund do not approve the New Sub-Advisory Agreement, the Board will take such action as it deems to be in the best interests of the Fund and its shareholders. The form of the New Sub-Advisory Agreement is attached hereto as Appendix G.

COMPARISON OF ORIGINAL SUB-ADVISORY AGREEMENT AND NEW SUB-ADVISORY AGREEMENT

The terms of each New Sub-Advisory Agreement, including fees payable to the Sub-Adviser by NAM thereunder, are substantially identical to those of the Original Sub-Advisory Agreement, except for the date of effectiveness. There is no change in the fee rate payable by NAM to the Sub-Adviser. If approved by shareholders of a Fund, the New Sub-Advisory Agreement for the Fund will expire on August 1, 2006, unless continued. Each New Sub-Advisory Agreement will continue in effect from year to year thereafter if such continuance is approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. Below is a comparison of certain terms of the Original Sub-Advisory Agreements to the terms of the New Sub-Advisory Agreements.

ADVISORY SERVICES. The advisory services to be provided by the Sub-Adviser to each Fund under the New Sub-Advisory Agreements will be identical to those advisory services currently provided by the Sub-Adviser to each Fund under the Original Sub-Advisory Agreements. Both the Original Sub-Advisory Agreements and New Sub-Advisory Agreements provide that the Sub-Adviser will furnish an investment program in respect of, make investment decisions for and place all orders for the purchase and sale of securities for the portion of the Fund's investment portfolio allocated by the Adviser to the Sub-Adviser, all on behalf of the Fund and subject to supervision of the Fund's Board and the Adviser. In performing its duties under both the Original Sub-Advisory Agreements and the New Sub-Advisory Agreements, the Sub-Adviser will monitor the Fund's investments and will comply with the provisions of the Fund's Declaration of Trust and By-Laws and the stated investment objectives, policies and restrictions of the Fund. It is not anticipated that the Sale will have any adverse effect on the performance of a Sub-Adviser's obligations under the New Sub-Advisory Agreements.

BROKERAGE. Both the Original Sub-Advisory Agreements and New Sub-Advisory Agreements authorize the Sub-Adviser to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Funds, subject to its obligation to obtain best execution under the circumstances, which may take account of the overall quality of brokerage and research services provided to the Sub-Adviser.


Preferred and Convertible, Preferred and Convertible 2, Quality Preferred, Quality Preferred 2 and Quality Preferred 3 paid affiliated brokerage commissions within the last fiscal year to

Spectrum, which is also the Sub-Adviser to each Fund. The affiliated brokerage commission paid by each Fund is shown in Appendix H.


FEES. Under both the Original Sub-Advisory Agreements and New Sub-Advisory Agreements, the Adviser pays the Sub-Adviser a portfolio management fee out of the investment management fee it receives from the Fund. The rate of the portfolio management fees payable by the Adviser to the Sub-Adviser under the New Sub-Advisory Agreements is identical to the rate of the fees paid under the Original Sub-Advisory Agreements. The annual rate of portfolio management fees payable to the Sub-Adviser under the Original Sub-Advisory Agreements and the New Sub-Advisory Agreements and the fees paid by the Adviser to the Sub-Adviser with respect to each Fund during each Fund's last fiscal year is set forth in Appendix I to this Proxy Statement. Appendix I also includes the advisory fee rates and net assets of Funds not included in this Proxy Statement advised by each Sub-Adviser with similar investment objectives as the Funds the Sub-Adviser sub-advises.


PAYMENT OF EXPENSES. Under each Original Sub-Advisory Agreement and New Sub-Advisory Agreement, the Sub-Adviser agrees to pay all expenses it incurs in connection with its activities under the Agreement other than the cost of securities (including brokerage commissions) purchased for the Fund.


LIMITATION ON LIABILITY. The Original Sub-Advisory Agreements and New Sub-Advisory Agreements provide that the Sub-Adviser will not be liable for, and the Adviser will not take any action against the Sub-Adviser to hold the Sub-Adviser liable for, any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Sub-Adviser's duties under the Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of duties under the Agreement, or by reason of its reckless disregard of its obligations and duties under the Agreement.


CONTINUANCE. The Original Sub-Advisory Agreement of each Fund originally was in effect for an initial term and could be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act. If the shareholders of a Fund approve the New Sub-Advisory Agreement for that Fund, the New Sub-Advisory Agreement will expire on August 1, 2006, unless continued. Thereafter, the New Sub-Advisory Agreement may be continued for successive one-year periods if approved at least annually in the manner required by the 1940 Act.


TERMINATION. The Original Sub-Advisory Agreement and New Sub-Advisory Agreement for each Fund provide that the Agreement may be terminated at any time without the payment of any penalty by NAM on sixty (60) days' written notice to the Sub-Adviser. The Original Sub-Advisory Agreement and New Sub-Advisory Agreement may also be terminated by a Fund with respect to that Fund by action of the Fund's Board or by a vote of a majority of the outstanding voting securities of that Fund, accompanied by 60 days' written notice.

The Original Sub-Advisory Agreement and New Sub-Advisory Agreement for each Fund is also terminable with respect to that Fund at any time without the payment of any penalty, by the Adviser, the Board or by vote of a majority of the outstanding voting securities of that Fund in the event that it is established by a court of competent jurisdiction that the Sub-Adviser or any of its officers or directors has taken any action that results in a breach of the representations of the Sub-Adviser set forth in the Agreement.

INFORMATION ABOUT SUB-ADVISERS


FROLEY. Froley manages the investment portfolios of Preferred and Convertible and Preferred and Convertible 2. Froley specializes in the management of convertible securities. Froley, a registered investment adviser, commenced operations in 1975. As of April 30, 2005, Froley managed over $3.77 billion in assets. Froley is an independently managed wholly-owned subsidiary of First Republic Bank, which is a publicly-traded commercial bank and wealth management firm. The principal occupation of the officers and directors of Froley is shown in Appendix J. The business address of Froley and each officer and director of Froley is 10900 Wilshire Boulevard, Los Angeles, California 90024.



GATEWAY. Gateway manages the investment portfolios of Equity Premium and Equity Premium Opportunity. Gateway specializes in the management of index option-based strategies for managing risk in equity portfolios. Gateway is the investment adviser or sub-adviser to two mutual funds that invest in integrated equity index option strategies. Gateway also manages index option-based strategies for, employee benefit plans, high net worth individuals, endowments, foundations and other institutions. Gateway, a registered investment adviser, and its predecessor commenced operations in 1977. Gateway is a limited partnership and its majority-owner and general partner is Gateway Investment Advisers, Inc. As of April 30, 2005, Gateway managed over $4.9 billion in assets. The principal occupation of the officers and directors of Gateway is shown in Appendix J. The business address of Gateway and each officer and director of Gateway is Rookwood Tower, 3805 Edwards Road, Suite 600, Cincinnati, Ohio 45209.



NWQ. NWQ manages the investment portfolios of Diversified Dividend and Total Return. Nuveen purchased NWQ on August 1, 2002. NWQ is organized as a member-managed limited liability company, and its sole managing member is Nuveen. NWQ has provided investment management services to institutions and high net worth individuals since 1982. As of March 31, 2005, NWQ managed approximately $32 billion in assets. The principal occupation of the officers and directors of NWQ is shown in Appendix J. The business address of NWQ and each officer and director of NWQ is 2409 Century Park East, 4th Floor, Los Angeles, California 90067.



SCRM. SCRM manages the investment portfolios of Diversified Dividend and Real Estate. As of July 1, 2004, SCRM is an indirect wholly-owned subsidiary of JPMorgan Chase. As of March 31, 2005, SCRM managed over $5.2 billion in assets. The principal occupation of the officers and directors of SCRM is shown in Appendix J. The business address of SCRM and each officer and director of SCRM is 10 South Dearborn, Suite 1400, Chicago, Illinois 60603.



SPECTRUM. Spectrum manages the investment portfolios of Preferred and Convertible, Preferred and Convertible 2, Quality Preferred, Quality Preferred 2, Quality Preferred 3, and Tax-Advantaged Floating Rate. Spectrum specializes in the management of diversified preferred security portfolios for institutional investors, including Fortune 500 companies, pension funds, insurance companies and foundations. Spectrum, a registered investment adviser, commenced operations in 1987. Spectrum is an independently managed wholly-owned subsidiary of Principal Global Investors, LLC, which is part of Principal Financial Group Inc., a publicly traded, diversified, insurance and financial services company. As of May 31, 2005, Spectrum managed over $13 billion in assets. The principal occupation of the officers and directors of Spectrum is shown in Appendix J. The business address of Spectrum and each officer and director of Spectrum is 2 High Ridge Park, Stamford, Connecticut 06905.



SYMPHONY. Symphony manages the investment portfolios of Diversified Dividend, Floating Rate, Floating Rate Income Opportunity, Preferred and Convertible, Preferred and Convertible 2, Senior Income, and Total Return. Symphony specializes in the management of market neutral equity and debt strategies and senior loan and other debt portfolios. Symphony, a registered investment adviser, commenced operations in 1994. Symphony is an indirect wholly-owned subsidiary of Nuveen. As of March 31, 2005, Symphony managed over $5.6 billion in assets. The principal occupation of the officers and directors of Symphony is shown in Appendix J. The business address of Symphony and each officer and director of Symphony is 555 California Street, San Francisco, California 94104.



WELLINGTON MANAGEMENT. Wellington Management manages the investment portfolio of Diversified Dividend. Wellington Management provides services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management manages assets for clients using a broad range of equity and fixed-income approaches. Wellington Management, a registered investment adviser, and its predecessor organizations commenced operations in 1928. Wellington Management is a Massachusetts limited liability partnership owned by its 87 partners, all of whom are active in the business. As of April 30, 2005, Wellington Management managed over $468 billion in assets. A listing of the partners of Wellington Management is shown in Appendix J. The business address of Wellington and each partner of Wellington Management is 75 State Street, Boston, Massachusetts 02109.


SHAREHOLDER APPROVAL

To become effective, each New Sub-Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund, with the Common and Preferred shareholders voting together as a single class. The "vote of a majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon. Each New Sub-Advisory Agreement was approved by the Board after consideration of all factors which it determined to be relevant to its deliberations, including those discussed below. The Board also determined to submit the New Sub-Advisory Agreement for consideration by the shareholders of the Fund.

THE BOARD OF EACH SUB-ADVISED FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE FOR APPROVAL OF THE FUND'S NEW SUB-ADVISORY AGREEMENT.

BOARD CONSIDERATIONS IN APPROVING NEW INVESTMENT MANAGEMENT AGREEMENTS AND NEW SUB-ADVISORY AGREEMENTS

At a meeting held on May 10-12, 2005, the Board of each Fund, including the Independent Board Members, unanimously approved the New Investment Management Agreement between each Fund and NAM and the New Sub-Advisory Agreement between NAM and a Fund's respective sub-adviser (NAM and the Sub-Advisers are each, a "Fund Adviser").

To assist the Board in its evaluation of an advisory contract with a Fund Adviser, the Independent Board Members received a report in adequate time in advance of their meeting which outlined, among other things, the services provided by the Fund Adviser; the organization of the Fund Adviser, including the responsibilities of various departments and key personnel; the Fund's past performance as well as the Fund's performance compared to funds of similar investment objectives compiled by an independent third party (a "Peer Group") as described below and if available, with recognized or, in certain cases, customized benchmarks; the profitability of the Fund Adviser and certain industry profitability analyses for advisers to unaffiliated investment companies; the expenses of the Fund Adviser in providing the various services; the advisory fees of the Fund Adviser, including comparisons of such fees with the management fees of comparable funds in its Peer Group as well as comparisons of the Fund Adviser's management fees with the fees the Fund Adviser assesses to other types of investment products or accounts, if any; the soft dollar practices of the Fund Adviser; and the expenses of each Fund, including comparisons of the Fund's expense ratios (after any fee waivers) with the expense ratios of its Peer Group. This information supplements that received by the Board throughout the year regarding Fund performance, expense ratios, portfolio composition, trade execution and sales activity.

In addition to the foregoing materials, independent legal counsel to the Independent Board Members provided, in advance of the meeting, a legal memorandum outlining, among other things, the duties of the Board Members under the 1940 Act as well as the general principles of relevant state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; an adviser's fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards of directors have fulfilled their duties and factors to be considered by the board in voting on advisory agreements.

At the Board meeting, NAM made a presentation to and responded to questions from the Board. In addition, the Independent Board Members noted that each Sub-Adviser also previously made written or oral presentations to the Board providing the respective Sub-Adviser with the opportunity to explain its investment strategies, discuss market conditions, and highlight any material issues. Many of these presentations were part of site visits by the Board throughout the year. After the presentations and after reviewing the written materials, the Independent Board Members met privately with their legal counsel to review the Board's duties in reviewing advisory contracts and consider the renewal of the advisory contract. It is with this background that the Board Members considered each advisory contract (which includes sub-advisory contracts) with a Fund Adviser. The Independent Board Members, in consultation with independent counsel, reviewed the factors set out in judicial decisions and Securities and Exchange Commission directives relating to the renewal of advisory contracts. As outlined in more detail below, the Board Members considered all factors they believed relevant with respect to each Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Fund Adviser; (b) the investment performance of the Fund and the Fund Adviser; (c) the costs of the services to be provided and profits to be realized by the Fund Adviser and its affiliates from the relationship with the Fund; (d) the extent to which economies of scale would be realized as the Fund grows; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

     A.  NATURE, EXTENT AND QUALITY OF SERVICES

In evaluating the nature, extent and quality of the respective Fund Adviser's services, the Board Members reviewed information concerning the types of services that a Fund Adviser or its affiliates provide and are expected to provide to the Nuveen Funds; narrative and statistical information concerning the Fund's performance record and how such performance compares to the Fund's Peer Group and, if available, recognized benchmarks or, in certain cases, customized benchmarks (as described in further detail in Section B below); information describing the Fund Adviser's organization and its various departments, the experience and responsibilities of key personnel, and available resources. In the discussion of key personnel, the Board Members received materials regarding the changes or additions in personnel of the applicable Fund Adviser. The Board Members further noted the willingness of the personnel of NAM to engage in open, candid discussions with the Board. The Board Members further considered the quality of the Fund Adviser's investment process in making portfolio management decisions, including any refinements or improvements to the portfolio management processes, enhancements to technology and systems that are available to portfolio managers, and any additions of new personnel which may strengthen or expand the research and investment capabilities of the Fund Adviser. In their review, the Board Members also noted that Nuveen won the Lipper Award for Best Fund Family: Fixed Income-Large Asset Class, for 2004. Given the Board Members' experience with the Funds, other Nuveen funds and the Fund Advisers, the Board Members noted that they were familiar with and continue to have a good understanding of the organization, operations and personnel of the Fund Advisers.

In addition to advisory services, the Independent Board Members considered the quality of the administrative or non-advisory services provided. In this regard, NAM provides the Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Funds) and officers and other personnel as are necessary for the operations of the respective Fund. In addition to investment management services, NAM and its affiliates provide each Fund with a wide range of services, including: preparing shareholder reports; providing daily accounting; providing quarterly financial statements; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal support (such as helping to prepare registration statements, amendments thereto and proxy statements and responding to regulatory inquiries); and performing other Fund administrative tasks necessary for the operation of the respective Fund (such as tax reporting and fulfilling regulatory filing requirements). In addition, in evaluating the administrative services, the Board Members considered, in particular, a Fund Adviser's policies and procedures for assuring compliance with applicable laws and regulations in light of the new Securities and Exchange Commission regulations governing compliance. The Board Members noted NAM's focus on compliance and its compliance systems. In their review, the Board Members considered, among other things, the additions of experienced personnel to NAM's compliance group and modifications and other enhancements to NAM's computer systems. In addition to the foregoing, the Board Members also noted that NAM outsources certain services that cannot be replicated without significant costs or at the same level of expertise. Such outsourcing has been a beneficial and efficient use of resources by keeping expenses low while obtaining quality services. Further, as the Funds utilize Sub-Advisers, the Board Members considered NAM's ability and procedures to monitor the respective Sub-Adviser's performance, business practices and compliance policies and procedures. In this regard, the

Board Members noted the role of NAM's investment oversight committee, including its increased personnel, the responsibilities and experience of the staff, and procedures to monitor Sub-Advisers, including the use of site visits.

In addition to the above, in reviewing the variety of additional services that NAM or its affiliates must provide to closed-end funds, such as the Funds, the Independent Board Members determined that Nuveen's commitment to supporting the secondary market for the common shares of its closed-end funds is particularly noteworthy. In this regard, the Board Members noted Nuveen's efforts to sponsor numerous forums for analysts and specialists regarding the various Nuveen closed-end funds, its creation of a new senior position dedicated to providing secondary market support services and enhancing communications with investors and analysts, and its advertising and media relations efforts designed to raise investor and analyst awareness of the closed-end funds.

In evaluating the services of the various Sub-Advisers, the Independent Board Members noted that the Sub-Advisory Agreements were essentially agreements for portfolio management services only and the respective Sub-Adviser was not expected to supply other significant administrative services to the Funds.

Based on their review, the Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Investment Management Agreement or Sub-Advisory Agreement, as applicable, were of a high level and were quite satisfactory.

     B.  THE INVESTMENT PERFORMANCE OF THE FUND AND FUND ADVISERS


As previously noted, the Board received a myriad of performance information regarding each Fund and its Peer Group, if available. Among other things, the Board received materials reflecting a Fund's historic performance, the Fund's performance compared to its Peer Group (as available), its performance compared to recognized and, in certain cases, customized benchmarks (as applicable). The Board Members reviewed performance information including, among other things, total return information compared with a Fund's Peer Group as well as recognized and, in some cases, customized benchmarks for the one-, three- and five-year periods (as applicable) ending December 31, 2004, subject to certain exceptions. Certain Funds (e.g., Diversified Dividend) may not have comparable peers in which case their performance was measured against custom benchmarks for applicable periods during the life of the Fund. This information supplements the Fund performance information provided to the Board at each of their quarterly meetings. Based on their review, the Board Members determined that the respective Fund's absolute and relative investment performance over time had been satisfactory.


     C.  FEES, EXPENSES AND PROFITABILITY

FEES AND EXPENSES. In evaluating the management fees and expenses that a Fund is expected to bear, the Board Members considered the Fund's current management fee structure, the sub-advisory fee arrangements and the Fund's expected expense ratios in absolute terms as well as compared with the fees and expense ratios of the unaffiliated funds in its Peer Group. The Board Members reviewed the financial information of the respective Fund Adviser, including its respective revenues, expenses and profitability. In reviewing fees, the Board Members, among other things, reviewed comparisons of the Fund's gross management fees (fees after fund-level and complex-wide level breakpoints but before reimbursement and fee waivers), net management fees (after breakpoints and reimbursements and fee waivers) and total expense ratios (before and after waivers) with those of the unaffiliated funds in its Peer Group and peer averages. In this regard, the Board Members noted that the relative ranking of the Nuveen Funds on fees and expenses was aided by the significant level of fee reductions provided by the fund-level and complex-wide breakpoint schedules, and the fee waivers and reimbursements provided by Nuveen for certain Funds launched since 1999. The complex-wide breakpoint schedule was instituted in 2004 and is described in further detail below in Section D entitled "Economies of Scale and Whether Fee Levels Reflect these Economies of Scale." In its review, the Board Members noted that all taxable closed-end exchange-traded Funds had net expense ratios below or within an acceptable range compared to peers.

COMPARISONS WITH THE FEES OF OTHER CLIENTS. The Board Members further compared the fees of NAM to the fees NAM or an affiliate thereof assessed for other types of clients (such as separate managed accounts as well as fees charged on funds that are not offered by Nuveen but are sub-advised by one of Nuveen's investment management teams). With respect to separately managed accounts, the advisory fees to such separate managed accounts are generally lower than those charged to the comparable Fund. The Board Members noted, however, the additional services that are provided and the costs incurred by Nuveen in managing and operating registered investment companies, such as the Funds, compared to individually managed separate accounts. For instance, as described above, NAM and its affiliates provide numerous services to the Funds including, but not limited to, preparing shareholder reports; providing daily accounting; preparing quarterly financial statements; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal support; and administering all other aspects of the Fund's operations. Further, the Board Members noted the increased compliance requirements for funds in light of new Securities and Exchange Commission regulations and other legislation. These services are generally not required to the same extent, if at all, for separate accounts. In addition to the differences in services, the Board Members also considered, among other things, the differences in product distribution, investor profiles and account sizes. Accordingly, the Board Members believe that the nature and number of services provided to operate a Fund merit the higher fees than those to separate managed accounts.

In considering the fees of the Sub-Adviser, the Board Members also considered the pricing schedule the Sub-Adviser charges for similar investment management services for other fund sponsors or clients (except for Wellington for which information was not made available). With respect to Symphony, the Board Members also compared the sub-advisory fees to the significantly higher fees assessed to hedge funds advised by Symphony. Generally, the sub-advisory fees were at the lower end of the Sub-Adviser's fee schedule. In addition, the Board Members noted that such sub-advisory fees and arrangements with the unaffiliated Sub-Advisers were established through arms-length negotiations between the respective Sub-Adviser and NAM.

PROFITABILITY OF FUND ADVISERS. In conjunction with its review of fees, the Board Members also considered the profitability of NAM (which incorporated Nuveen's wholly-owned subsidiaries--NWQ and Symphony) as well as the profitability of the other Sub-Advisers. The Board Members reviewed the respective Fund Adviser's revenues, expenses and profitability margins (on both a pre-tax and after-tax basis). In reviewing profitability, the Board Members recognized that one of the most difficult issues in determining profitability is establishing a method of allocating expenses. Accordingly, the Board Members reviewed a Fund Adviser's assumptions and methodology of allocating expenses. In this regard, the methods of allocation used appeared reasonable but the Board noted the inherent limitations in allocating costs among various advisory products. The Board Members also recognized that individual fund or product line profitability of other advisers is generally not publicly available. Further, profitability may be affected by numerous factors including the types of funds managed, expense allocations, business mix, etc. and therefore comparability of profitability is somewhat limited. Nevertheless, to the extent available, the Board Members considered the respective Fund Adviser's profit margin compared to the profitability of various publicly-traded investment management companies and/or investment management companies that publicly disclose some or all of their financial results compiled by three independent third-party service providers. The Board Members also reviewed the revenues, expenses and profit margins of various unaffiliated advisory firms with similar amounts of assets under management for the last year prepared by NAM. Based on their review, the Board Members were satisfied that each Fund Adviser's level of profitability from its relationship with each Fund was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Board Members also considered any other revenues paid to a Fund Adviser as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates are expected to receive that are directly attributable to their management of the Funds, if any. See Section E below for additional information. Based on their review of the overall fee arrangements of the applicable Fund, the Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

     D.  ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF
         SCALE

In reviewing the compensation, the Board Members have long understood the benefits of economies of scale as the assets of a fund grows and have sought to ensure that shareholders share in these benefits. One method for shareholders to share in economies of scale is to include breakpoints in the advisory fee schedules that reduce fees as fund assets grow. Accordingly, the Board Members received and reviewed the schedules of advisory fees for each Fund, including fund-level breakpoints thereto. In addition, after lengthy negotiations with management, the Board in May 2004 approved a complex-wide fee arrangement pursuant to which fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement was introduced on August 1, 2004 and the Board Members reviewed data regarding the reductions of fees for the Funds for the period of August 1, 2004 to December 31, 2004. In evaluating the complex-wide fee arrangement, the Board Members considered, among other things, the historic and expected fee savings to shareholders as assets grow, the amount of fee reductions at various asset levels, and that the arrangement would extend to all Funds in the Nuveen complex. The Board Members also considered the impact, if any, the complex-wide fee arrangement may have on the level of services provided. Based on their review, the Board Members concluded that the breakpoint schedule and complex-wide fee arrangement currently was acceptable and desirable in providing benefits from economies of scale to shareholders.

     E.  INDIRECT BENEFITS


In evaluating fees, the Board Members also considered any indirect benefits or profits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Board Members considered any benefits from soft dollar arrangements. The Board Members noted that although NAM manages a large amount of assets, it has very little, if any, brokerage to allocate. This is due to the fact that NAM typically manages the portfolios of the municipal funds in the Nuveen complex and municipal bonds generally trade on a principal basis. Accordingly, NAM does not currently have any soft dollar arrangements and does not pay excess brokerage commissions (or spreads on principal transactions) in order to receive research services. The Board Members also considered the soft dollar arrangements of the Sub-Advisers. The Board Members noted that Froley, Gateway, and NWQ have engaged in soft dollar arrangements. With respect to such Sub-Advisers, the Board Members considered that the respective Sub-Adviser benefits from its soft dollar arrangements pursuant to which such Sub-Adviser receives research from brokers that execute the applicable Fund's portfolio transactions. The Board Members received and reviewed materials concerning such Sub-Adviser's brokerage practices, including its broker allocation policies and procedures, the types of research and brokerage services received, the brokers providing such services, and the dollar amount of commissions allocated to brokers for soft dollar arrangements for the last calendar year. In considering the types of research received, the Board Members noted that each such Sub-Adviser either has already limited (or has agreed to modify its practices to limit) the use of soft dollars to research with intellectual content. The Board Members recognized that a Sub-Adviser's profitability may be lower if the Sub-Adviser was required to pay for this research with hard dollars. With respect to SCRM and Symphony, the Board Members noted that these Sub-Advisers do not use soft dollar arrangements. The Board Members also noted that Spectrum does not use soft dollar arrangements. However, the Board Members also received materials and considered any revenues received by Spectrum in executing trades through its internal broker-dealer. Finally, with respect to Wellington Management, the Board Members noted that while Wellington Management does have soft dollar arrangements with respect to some of its agency trades, the trades in fixed income securities held in Diversified Dividend are done on a principal basis and, therefore, do not generate soft dollar credits.


In addition to soft dollar arrangements, the Board Members also considered any other revenues, if any, received by NAM or its affiliates. In this regard, for Funds with outstanding preferred shares and new closed-end funds, the Board Members also considered revenues received by Nuveen for serving as agent for broker-dealers at its preferred trading desk and for acting as co-manager in the initial public offering of new closed-end exchange-traded funds.

     F.  OTHER CONSIDERATIONS

Nuveen, until recently, was a majority owned subsidiary of St. Paul Travelers. As noted, St. Paul Travelers earlier this year announced its intention to divest its equity stake in Nuveen. Nuveen is the parent of NAM. Pursuant to a series of transactions, St. Paul Travelers has begun to reduce its interest in Nuveen which will ultimately result in a change of control of Nuveen and therefore NAM. As mandated by the 1940 Act, such a change in control would result in an assignment of the Investment Management Agreement with NAM and the automatic termination of such agreement. Accordingly, the Board also considered the approval of a New Investment Management Agreement with each Fund in light of, and which would take effect upon, the anticipated change of control. More specifically, the Board considered for each Fund a New Investment Management Agreement on substantially identical terms to the existing Investment Management Agreement, to take effect after the change of control has occurred and the contract has been approved by Fund shareholders. In its review, the Board considered whether the various transactions necessary to divest St. Paul Travelers' interest will have an impact on the various factors they considered in approving NAM, such as the scope and quality of services to be provided following the change of control. In reviewing the St. Paul Travelers transactions, the Board considered, among other things, the impact, if any, on the operations and organizational structure of NAM; the possible benefits and costs of the transactions to the respective Fund; the potential implications of any arrangements used by Nuveen to finance certain of the transactions; the ability of NAM to perform its duties after the transactions; whether a Fund's fee structure or expense ratio would change; any changes to the current practices of the respective Fund; any changes to the terms of the advisory agreement; and any anticipated changes to the operations of NAM. Based on its review, the Board determined that St. Paul Travelers' divestiture would not affect the nature and quality of services provided by NAM, the terms of the Investment Management Agreement, including the fees thereunder, and would not materially affect the organization or operations of NAM. Accordingly, the Board determined that their analysis of the various factors regarding their approval of NAM would continue to apply after the change of control.

In addition to the foregoing, a change in control of NAM may be deemed an assignment of the Sub-Advisory Agreement between NAM and the respective Sub-Adviser. Further, NWQ and Symphony are wholly-owned subsidiaries of Nuveen. Accordingly, the change of control of Nuveen would also result in a change of control of such Sub-Advisers resulting in the automatic termination of their existing Sub-Advisory Agreements. The Board therefore considered approval of a New Sub-Advisory Agreement with each Sub-Adviser in light of the anticipated change of control. More specially, the Board considered approval of each New Sub-Advisory Agreement on substantially identical terms as the respective Original Sub-Advisory Agreement, to take effect after the change of control has occurred and the agreement has been approved by Fund shareholders. In reviewing the impact of the St. Paul Travelers divesture on the respective Sub-Adviser, the Board considered the same factors as outlined previously with respect to their review of NAM. As with NAM, the Board concluded that the St. Paul Travelers divestiture would not affect the nature and quality of services provided by the respective Sub-Adviser, the terms of the Sub-Advisory Agreement, including the fees paid thereunder, and would not materially affect the organization or operations of the Sub-Adviser. Accordingly, the Board determined that their analysis of the various factors regarding their review and approval of the respective Sub-Adviser would continue to apply following the change in control.

     G.  APPROVAL

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including a majority of Independent Board Members, concluded that the terms of the Investment Management and Sub-Advisory Agreements were fair and reasonable, that the respective Fund Adviser's fees are reasonable in light of the services provided to each Fund, that the renewal of the NAM Investment Management Agreement and each Sub-Advisory Agreement should be approved, and that the new, post-change of control NAM Investment Management Agreement and the Sub-Advisory Agreements be approved and recommended to shareholders.

ADDITIONAL INFORMATION

SHAREHOLDER PROPOSALS


To be considered for presentation at the annual meeting of shareholders of the Funds to be held in 2006, a shareholder proposal submitted pursuant to Rule 14a-8 of the Securities Exchange Act of 1934 must be received at the offices of that Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than October 20, 2005, (except for Equity Premium, Equity Premium Opportunity Floating Rate, Floating Rate Income Opportunity, Senior Income and Tax-Advantaged Floating Rate). A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 must submit such written notice to the Fund not later than January 3, 2006, (except for Equity Premium, Equity Premium Opportunity Floating Rate, Floating Rate Income Opportunity, Senior Income and Tax-Advantage Floating
Rate). Floating Rate and Senior Income have yet to hold their 2005 annual meeting of shareholders. For their 2005 annual meeting, shareholder proposals submitted pursuant to Rule 14a-8 had to be received by June 20, 2005. Any notice of a shareholder proposal submitted pursuant to Rule 14-4(c)(l) and outside the process of Rule 14a-8 must be submitted in writing no later than September 3, 2005. Equity Premium, Equity Premium Opportunity, Floating Rate Income Opportunity and Tax-Advantaged Floating Rate have yet to hold an annual shareholders' meeting as these Funds were recently organized. The anticipated date of the first shareholders' meeting is not known at this time. To be considered for presentation at a meeting of the Funds' shareholders, proposals must be received a reasonable time before the Funds begins to print and mail its proxy materials for the meeting.



Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.


SHAREHOLDER COMMUNICATIONS

Shareholders who want to communicate with the Board or any individual Board Member should write their Fund to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Board Member and so indicates it will be sent only to that Board Member. If a communication does not indicate a specific Board Member it will be sent to the chair of the nominating and governance committee and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

EXPENSES OF PROXY SOLICITATION


The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with the solicitation of proxies will be paid by Nuveen. Solicitation may be made by letter or telephone by officers or employees of Nuveen or the Adviser, or by dealers and their representatives.

FISCAL YEAR


The last fiscal year end for each Fund, except Floating Rate, Floating Rate Income Opportunity, Senior Income, Equity Premium Opportunity and Tax-Advantaged Floating Rate, was December 31, 2004. The last fiscal year end for Floating Rate, Floating Rate Income Opportunity, and Senior Income was July 31, 2004. Equity Premium Opportunity and Tax-Advantaged Floating Rate have inception dates of January 26, 2005 and March 28, 2005, respectively, and have not completed a full fiscal year.


ANNUAL REPORT DELIVERY

Annual reports will be sent to shareholders of record of each Fund following each Fund's fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to such Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

GENERAL

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Meetings. However, if other matters are properly presented to the Meetings for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at each Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Meetings.

Failure of a quorum to be present at any Meeting will necessitate adjournment and will subject that Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of any Meeting to permit further solicitation of proxies with respect to any of the proposals if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under each Fund's By-Laws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Jessica R. Droeger
Vice President and Secretary


June 21, 2005

                                                                      APPENDIX A


                      NUMBER OF SHARES BENEFICIALLY OWNED


                         BY BOARD MEMBERS AND OFFICERS



                                         FUND SHARES OWNED BY BOARD MEMBERS AND OFFICERS(1)
------------------------------------------------------------------------------------------------------------------------------
                                                               EQUITY             FLOATING RATE     PREFERRED        PREFERRED
                                DIVERSIFIED      EQUITY       PREMIUM    FLOATING        INCOME           AND              AND
BOARD MEMBER                       DIVIDEND     PREMIUM   OPPORTUNITY        RATE   OPPORTUNITY   CONVERTIBLE    CONVERTIBLE 2
------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner.............      13,200            0            0            0            0         3,500              0
Lawrence H. Brown.............           0            0            0            0            0         1,000              0
Jack B. Evans.................           0            0            0            0            0         3,500              0
William C. Hunter.............           0            0            0            0            0             0              0
David J. Kundert..............           0            0            0            0            0             0              0
William J. Schneider..........         650        3,250            0        1,000            0         1,000              0
Timothy R. Schwertfeger.......           0            0            0            0            0           200              0
Judith M. Stockdale...........         585            0            0            0            0             0              0
Eugene S. Sunshine............           0            0            0            0            0             0              0
ALL BOARD MEMBERS AND OFFICERS
  AS A GROUP..................       1,805        3,620            0        1,000            0        10,200          1,000
------------------------------------------------------------------------------------------------------------------------------



                                  FUND SHARES OWNED BY BOARD MEMBERS AND OFFICERS(1)
----------------------------------------------------------------------------------------------------------------------
                                                                                                      TAX-
                                                                                                ADVANTAGED
                                     REAL     QUALITY       QUALITY       QUALITY      SENIOR     FLOATING       TOTAL
BOARD MEMBER                       ESTATE   PREFERRED   PREFERRED 2   PREFERRED 3      INCOME         RATE      RETURN
----------------------------------------------------------------------------------------------------------------------
Robert P. Bremner.............          0           0            0             0            0           0       12,500
Lawrence H. Brown.............      1,000       1,000        1,000         1,000        1,000           0            0
Jack B. Evans.................      1,100           0        8,400             0        5,000           0            0
William C. Hunter.............          0           0            0             0            0           0            0
David J. Kundert..............          0           0            0             0            0           0            0
William J. Schneider..........          0           0            0             0            0           0            0
Timothy R. Schwertfeger.......     25,000           0       50,000             0       49,000           0       73,000
Judith M. Stockdale...........          0           0            0             0            0           0            0
Eugene S. Sunshine............          0       2,000        2,000             0            0           0            0
ALL BOARD MEMBERS AND OFFICERS
  AS A GROUP..................     30,824       3,103       61,700         1,000       59,525           0       85,800
----------------------------------------------------------------------------------------------------------------------


(1) The numbers include share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Board Members. The information as to beneficial ownership is based on statements furnished by each Board Member and officer.

                                                                      APPENDIX B

                           DATES RELATING TO ORIGINAL
                      INVESTMENT MANAGEMENT AGREEMENTS(1)


--------------------------------------------------------------------------------------------
                                                      DATE ORIGINAL            DATE ORIGINAL
                          DATE OF ORIGINAL    INVESTMENT MANAGEMENT    INVESTMENT MANAGEMENT
                                INVESTMENT       AGREEMENT WAS LAST       AGREEMENT WAS LAST
                                MANAGEMENT              APPROVED BY             APPROVED FOR
FUND                             AGREEMENT             SHAREHOLDERS     CONTINUANCE BY BOARD
--------------------------------------------------------------------------------------------
Diversified Dividend         July 30, 2003       September 24, 2003             May 11, 2005
Equity Premium            October 25, 2004         October 22, 2004                      N/A
Equity Premium
  Opportunity             January 26, 2005         January 21, 2005                      N/A
Floating Rate            February 24, 2004           March 10, 2004             May 11, 2005
Floating Rate Income
  Opportunity                June 22, 2004            June 22, 2004             May 11, 2005
Preferred and
  Convertible               March 14, 2003           March 25, 2003             May 11, 2005
Preferred and
  Convertible 2               May 15, 2003            June 24, 2003             May 11, 2005
Real Estate                   May 14, 2002        November 15, 2001             May 11, 2005
Quality Preferred             June 1, 2002            June 18, 2002             May 11, 2005
Quality Preferred 2         August 1, 2002       September 19, 2002             May 11, 2005
Quality Preferred 3      December 18, 2002        December 16, 2002             May 11, 2005
Senior Income               August 1, 2002         October 25, 1999             May 11, 2005
Tax-Advantaged
  Floating Rate             March 24, 2005           March 16, 2005                      N/A
Total Return             November 20, 2003         January 12, 2004             May 11, 2005
--------------------------------------------------------------------------------------------


(1) The Original Investment Management Agreements were between the Funds and Nuveen Institutional Advisory Corp. ("NIAC"). Effective January 1, 2005, NIAC was merged into NAM. As a result, NIAC became a part of NAM and ceased to exist separately. NAM assumed all of NIAC's obligations under the Original Investment Management Agreements. Like NIAC, NAM is a wholly-owned subsidiary of Nuveen. The merger did not constitute a change in control. There was no change in who manages the Funds or in the Funds' investment objectives or policies as a result of the merger.

                                                                      APPENDIX C


                    FORM OF INVESTMENT MANAGEMENT AGREEMENT



AGREEMENT made this [31st] day of [July, 2005], by and between <NAME OF FUND>, a Massachusetts business trust (the "Fund"), and NUVEEN ASSET MANAGEMENT, a Delaware corporation (the "Adviser").



                              W I T N E S S E T H



In consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:



      1. The Fund hereby employs the Adviser to act as the investment adviser for, and to manage the investment and reinvestment of the assets of the Fund in accordance with the Fund's investment objective and policies and limitations, and to administer the Fund's affairs to the extent requested by and subject to the supervision of the Board of Trustees of the Fund for the period and upon the terms herein set forth. The investment of the Fund's assets shall be subject to the Fund's policies, restrictions and limitations with respect to securities investments as set forth in the Fund's then current registration statement under the Investment Company Act of 1940, and all applicable laws and the regulations of the Securities and Exchange Commission relating to the management of registered closed-end, diversified management investment companies.



         The Adviser accepts such employment and agrees during such period to render such services, to furnish office facilities and equipment and clerical, bookkeeping and administrative services (other than such services, if any, provided by the Fund's transfer agent) for the Fund, to permit any of its officers or employees to serve without compensation as trustees or officers of the Fund if elected to such positions, and to assume the obligations herein set forth for the compensation herein provided. The Adviser shall, for all purposes herein provided, be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for nor represent the Fund in any way, nor otherwise be deemed an agent of the Fund.



      2. For the services and facilities described in Section l, the Fund will pay to the Adviser, at the end of each calendar month, an investment management fee equal to the sum of a Fund-Level Fee and a Complex-Level Fee.



        A. The Fund-Level Fee shall be computed by applying the following annual rate to the average total daily net assets of the Fund:



           --------------------------------------------------------------------
           AVERAGE TOTAL DAILY NET ASSETS                                  RATE
           --------------------------------------------------------------------
           <SCHEDULE>
           --------------------------------------------------------------------



        B. The Complex-Level Fee shall be calculated by reference to the daily net assets of the Eligible Funds, as defined below (with such daily net assets to include, in the case of Eligible Funds whose advisory fees are calculated by reference to net assets that include net assets attributable to preferred stock issued by or borrowings by the fund, such leveraging net assets) ("Complex-Level Assets"), pursuant to the following annual fee schedule:



           -------------------------------------------------------------------
           COMPLEX-LEVEL DAILY MANAGED ASSETS(1)                          RATE
           -------------------------------------------------------------------
           First $55 billion                                            .2000%
           Next $1 billion                                              .1800%
           Next $1 billion                                              .1600%
           Next $3 billion                                              .1425%
           Next $3 billion                                              .1325%
           Next $3 billion                                              .1250%
           Next $5 billion                                              .1200%
           Next $5 billion                                              .1175%
           Next $15 billion                                             .1150%
           -------------------------------------------------------------------



            (1) With respect to Complex-Level Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. The parties agree that, in the unlikely event that Complex-Wide Assets reach $91 billion prior to the parties reaching an agreement as to the Complex-Level Fee rate or rates to be applied to such assets, the Complex-Level Fee rate for such Complex-Level Assets shall be .1400% until such time as the parties agree to a different rate or rates.



       C. "Eligible Funds", for purposes of this Agreement, shall mean all Nuveen-branded closed-end and open-end registered investment companies organized in the United States. Any open-end or closed-end funds that subsequently become part of the Nuveen complex because either (a) Nuveen Investments, Inc. or its affiliates acquire the investment adviser to such funds (or the adviser's parent), or (b) Nuveen Investments, Inc. or its affiliates acquire the fund's adviser's rights under the management agreement for such fund, will be evaluated by both Nuveen management and the Nuveen Funds' Board, on a case-by-case basis, as to whether or not these acquired funds would be included in the Nuveen complex of Eligible Funds and, if so, whether there would be a basis for any adjustments to the complex-level breakpoints.



       D. For the month and year in which this Agreement becomes effective, or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement shall have been in effect during the month and year, respectively. The services of the Adviser to the Fund under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.



      3. The Adviser shall arrange for officers or employees of the Adviser to serve, without compensation from the Fund, as trustees, officers or agents of the Fund, if duly elected or appointed to such positions, and subject to their individual consent and to any limitations imposed by law.



      4. Subject to applicable statutes and regulations, it is understood that officers, trustees, or agents of the Fund are, or may be, interested in the Adviser as officers, directors, agents, shareholders or otherwise, and that the officers, directors, shareholders and agents of the Adviser may be interested in the Fund otherwise than as trustees, officers or agents.



      5. The Adviser shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.



      6. The Adviser currently manages other investment accounts and funds, including those with investment objectives similar to the Fund, and reserves the right to manage other such accounts and funds in the future. Securities considered as investments for the Fund may also be appropriate for other investment accounts and funds that may be managed by the Adviser. Subject to applicable laws and regulations, the Adviser will attempt to allocate equitably portfolio transactions among the portfolios of its other investment accounts and funds purchasing securities whenever decisions are made to purchase or sell securities by the Fund and one or more of such other accounts or funds simultaneously. In making such allocations, the main factors to be considered by the Adviser will be the respective investment objectives of the Fund and such other accounts and funds, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Fund and such other accounts and funds, the size of investment commitments generally held by the Fund and such accounts and funds, and the opinions of the persons responsible for recommending investments to the Fund and such other accounts and funds.



      7. This Agreement shall continue in effect until [August l, 2006], unless and until terminated by either party as hereinafter provided, and shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved, at least annually, in the manner required by the Investment Company Act of 1940.



         This Agreement shall automatically terminate in the event of its assignment, and may be terminated at any time without the payment of any penalty by the Fund or by the Adviser upon no less than sixty (60) days' written notice to the other party. The Fund may effect termination by action of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, accompanied by appropriate notice.



         This Agreement may be terminated, at any time, without the payment of any penalty, by the Board of Trustees of the Fund, or by vote of a majority of the outstanding voting securities of the Fund, in the event that it shall have been established by a court of competent jurisdiction that the Adviser, or any officer or director of the Adviser, has taken any action which results in a breach of the covenants of the Adviser set forth herein.

         Termination of this Agreement shall not affect the right of the Adviser to receive payments on any unpaid balance of the compensation, described in Section 2, earned prior to such termination.



      8. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder shall not be thereby affected.



      9. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for receipt of such notice.



     10. The Fund's Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts. This Agreement is executed on behalf of the Fund by the Fund's officers as officers and not individually and the obligations imposed upon the Fund by this Agreement are not binding upon any of the Fund's Trustees, officers or shareholders individually but are binding only upon the assets and property of the Fund.



     11. This Agreement shall be construed in accordance with applicable federal law and (except as to Section 10 hereof which shall be construed in accordance with the laws of Massachusetts) the laws of the State of Illinois.



IN WITNESS WHEREOF, the Fund and the Adviser have caused this Agreement to be executed on the day and year above written.



                                          <NAME OF FUND>



                                          By:

                                              -------------------------

                                                      Vice President



Attest:

        -------------------------

      Assistant Secretary



                                          NUVEEN ASSET MANAGEMENT



                                          By:

                                              -------------------------

                                                      Managing Director



Attest:

        -------------------------

      Assistant Secretary

                                                                      APPENDIX D

                            COMPLEX-LEVEL FEE RATES

----------------------------------------------------------------------
COMPLEX DAILY NET ASSETS                                      FEE RATE
----------------------------------------------------------------------
First $55 billion                                              0.2000%
Next $1 billion                                                0.1800%
Next $1 billion                                                0.1600%
Next $3 billion                                                0.1425%
Next $3 billion                                                0.1325%
Next $3 billion                                                0.1250%
Next $5 billion                                                0.1200%
Next $5 billion                                                0.1175%
Next $15 billion                                               0.1150%
----------------------------------------------------------------------

                FUND-LEVEL FEE RATES, AGGREGATE MANAGEMENT FEES
                              PAID AND NET ASSETS


---------------------------------------------------------------------------------------------------------------
                                                                             FEES PAID
                                                                           TO THE ADVISER
                                                                            DURING LAST          NET ASSETS
FUND                     FUND AVERAGE DAILY NET ASSETS     FEE RATE(1)     FISCAL YEAR(2)       AS OF 5/1/05
---------------------------------------------------------------------------------------------------------------
Diversified Dividend   For the first $500 million            0.7000%          $2,497,915(3)   $  446,101,522.12
                       For the next $500 million             0.6750%
                       For the next $500 million             0.6500%
                       For the next $500 million             0.6250%
                       For net assets $2 billion and over    0.6000%
---------------------------------------------------------------------------------------------------------------
Equity Premium         For the first $500 million            0.7000%         $697,104(4)(5)   $  708,834,956.59
                       For the next $500 million             0.6750%
                       For the next $500 million             0.6500%
                       For the next $500 million             0.6250%
                       For net assets $2 billion and over    0.6000%
---------------------------------------------------------------------------------------------------------------
Equity Premium
  Opportunity          For the first $500 million            0.7000%                 N/A(4)   $1,199,795,530.11
                       For the next $500 million             0.6750%
                       For the next $500 million             0.6500%
                       For the next $500 million             0.6250%
                       For net assets $2 billion and over    0.6000%
---------------------------------------------------------------------------------------------------------------
Floating Rate          For the first $500 million            0.6500%       $1,537,287(3)(6)   $1,064,016,735.25
                       For the next $500 million             0.6250%
                       For the next $500 million             0.6000%
                       For the next $500 million             0.5750%
                       For net assets $2 billion and over    0.5500%
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                                             FEES PAID
                                                                           TO THE ADVISER
                                                                            DURING LAST          NET ASSETS
FUND                     FUND AVERAGE DAILY NET ASSETS     FEE RATE(1)     FISCAL YEAR(2)       AS OF 5/1/05
---------------------------------------------------------------------------------------------------------------
Floating Rate Income
  Opportunity          For the first $500 million            0.6500%              $41(4)(7)   $  636,760,634.09
                       For the next $500 million             0.6250%
                       For the next $500 million             0.6000%
                       For the next $500 million             0.5750%
                       For net assets $2 billion and over    0.5500%
---------------------------------------------------------------------------------------------------------------
Preferred and
  Convertible          For the first $500 million            0.7000%      $11,822,107(3)(8)   $2,139,043,848.02
                       For the next $500 million             0.6750%
                       For the next $500 million             0.6500%
                       For the next $500 million             0.6250%
                       For net assets $2 billion and over    0.6000%
---------------------------------------------------------------------------------------------------------------
Preferred and
  Convertible 2
                       For the first $500 million            0.7000%      $15,530,450(3)(9)   $2,962,376,837.61
                       For the next $500 million             0.6750%
                       For the next $500 million             0.6500%
                       For the next $500 million             0.6250%
                       For net assets $2 billion and over    0.6000%
---------------------------------------------------------------------------------------------------------------
Real Estate            For the first $500 million            0.7000%          $4,255,088(4)   $  766,723,468.07
                       For the next $500 million             0.6750%
                       For the next $500 million             0.6500%
                       For the next $500 million             0.6250%
                       For net assets $2 billion and over    0.6000%
---------------------------------------------------------------------------------------------------------------
Quality Preferred      For the first $500 million            0.7000%          $7,713,105(3)   $1,378,303,815.94
                       For the next $500 million             0.6750%
                       For the next $500 million             0.6500%
                       For the next $500 million             0.6250%
                       For net assets $2 billion and over    0.6000%
---------------------------------------------------------------------------------------------------------------
Quality Preferred 2    For the first $500 million            0.7000%         $14,023,936(3)   $2,629,556,555.08
                       For the next $500 million             0.6750%
                       For the next $500 million             0.6500%
                       For the next $500 million             0.6250%
                       For net assets $2 billion and over    0.6000%
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                                             FEES PAID
                                                                           TO THE ADVISER
                                                                            DURING LAST          NET ASSETS
FUND                     FUND AVERAGE DAILY NET ASSETS     FEE RATE(1)     FISCAL YEAR(2)       AS OF 5/1/05
---------------------------------------------------------------------------------------------------------------
Quality Preferred 3    For the first $500 million            0.7000%          $3,009,396(3)   $  515,005,416.56
                       For the next $500 million             0.6750%
                       For the next $500 million             0.6500%
                       For the next $500 million             0.6250%
                       For net assets $2 billion and over    0.6000%
---------------------------------------------------------------------------------------------------------------
Senior Income          For the first $1 billion              0.6500%         $1,569,804(10)   $  299,395,943.57
                       For the next $1 billion               0.6375%
                       For the next $3 billion               0.6250%
                       For the next $5 billion               0.6000%
                       For net assets $10 billion and        0.5750%
                       over
---------------------------------------------------------------------------------------------------------------
Tax-Advantaged
  Floating Rate        For the first $500 million            0.7000%                    N/A   $  186,160,453.38
                       For the next $500 million             0.6750%
                       For the next $500 million             0.6500%
                       For the next $500 million             0.6250%
                       For net assets $2 billion and over    0.6000%
---------------------------------------------------------------------------------------------------------------
Total Return           For the first $500 million            0.7000%          $1,902,129(3)   $  335,370,192.38
                       For the next $500 million             0.6750%
                       For the next $500 million             0.6500%
                       For the next $500 million             0.6250%
                       For net assets $2 billion and over    0.6000%
---------------------------------------------------------------------------------------------------------------



 (1) The fee rates shown above went into effect on August 1, 2004. Prior to August 1, 2004, the investment management fee paid by each Fund was calculated using the above fund-level fee rates plus 0.20% at each breakpoint asset level. There was no complex-level component of the investment management fee prior to August 1, 2004.


 (2) Prior to January 1, 2005, investment management services were provided to the Funds by Nuveen Institutional Advisory Corp. ("NIAC"). Effective January 1, 2005, NIAC merged into NAM. As a result, NIAC became a part of NAM and ceased to exist separately. Prior to the reorganization, management fees were paid to NIAC. Currently and under the New Investment Management Agreements, all management fees will be paid to NAM. Like NAM, NIAC was a wholly-owned subsidiaries of Nuveen.


 (3) Includes mandatory fee waiver of 0.32%.



 (4) Includes mandatory fee waiver of 0.30%.



 (5) For the period October 26, 2004 (commencement of operations) through fiscal year end December 31, 2004.



 (6) For the period March 25, 2004 (commencement of operations) through fiscal year end July 31, 2004.



 (7) For the period July 27, 2004 (commencement of operations) through fiscal year end July 31, 2004.



 (8) After July 31, 2004, the funds' fiscal year end changed to December 31. For the period August 1, 2004 through December 31, 2004, the fees paid to the adviser were $4,934,832.



 (9) After July 31, 2004, the funds' fiscal year end changed to December 31. For the period August 1, 2004 through December 31, 2004, the fees paid to the adviser were $6,574,931.



(10) Includes a mandatory fee waiver of 0.45%.

                                                                      APPENDIX E

                           OFFICERS AND DIRECTORS OF
                        NUVEEN ASSET MANAGEMENT ("NAM")


---------------------------------------------------------------------------------
NAME                                       PRINCIPAL OCCUPATION
---------------------------------------------------------------------------------
John P. Amboian           President and Director of Nuveen Investments, Inc.,
                          Nuveen Asset Management, Nuveen Investments, LLC,
                          Rittenhouse Asset Management, Inc., Nuveen Investments
                          Advisers Inc. and Nuveen Investments Holdings, Inc.

Alan Berkshire            Senior Vice President, Secretary and General Counsel of
                          Nuveen Investments, Inc., Nuveen Asset Management,
                          Nuveen Investments, LLC, Rittenhouse Asset Management,
                          Inc. and Nuveen Investments Holdings, Inc.; Senior Vice
                          President and Secretary of Nuveen Investments Advisers
                          Inc.; Assistant Secretary of NWQ Investment Management
                          Company, LLC and Secretary of Symphony Asset
                          Management, LLC.

Stuart J. Cohen           Vice President, Assistant Secretary and Assistant
                          General Counsel of Nuveen Asset Management, Nuveen
                          Investments, LLC, Nuveen Investments Holdings, Inc. and
                          Rittenhouse Asset Management, Inc.; Vice President of
                          Nuveen Investments Advisers, Inc.

Peter H. D'Arrigo         Vice President of Nuveen Investments, LLC and Nuveen
                          Asset Management; Assistant Vice President and
                          Treasurer of Nuveen Investments, Inc.; Assistant
                          Treasurer of NWQ Investments Management Company, LLC;
                          Vice President and Treasurer of Nuveen Rittenhouse
                          Asset Management, Inc.; Vice President and Treasurer of
                          funds in Nuveen Fund complex.

Jessica R. Droeger        Vice President and Assistant Secretary of Nuveen Asset
                          Management; Assistant General Counsel of Nuveen
                          Investments, LLC; Vice President and Secretary of funds
                          in Nuveen fund complex.

William M. Fitzgerald     Managing Director of Nuveen Asset Management; Vice
                          President of Nuveen Investments Advisers Inc.; Vice
                          President of funds in Nuveen fund complex.

James D. Grassi           Vice President and Deputy Director of Compliance of
                          Nuveen Investments, LLC, Nuveen Asset Management,
                          Nuveen Investments Advisers Inc. and Rittenhouse Asset
                          Management, Inc.; Vice President and Chief Compliance
                          Officer of funds in Nuveen fund complex.

Sherri A. Hlavacek        Vice President and Corporate Controller of Nuveen Asset
                          Management, Nuveen Investments, LLC, Nuveen Investments
                          Holdings, Inc., Nuveen Investments Advisers, Inc. and
                          Rittenhouse Asset Management, Inc.; Vice President and
                          Controller of Nuveen Investments, Inc.; Certified
                          Public Accountant.

Mary E. Keefe             Managing Director of Nuveen Investments, Inc.; Managing
                          Director and Chief Compliance Officer of Nuveen Asset
                          Management, Nuveen Investments, LLC, Nuveen Investments
                          Advisers Inc. and Rittenhouse Asset Management, Inc.;
                          Chief Compliance Officer of Symphony Asset Management
                          LLC.

---------------------------------------------------------------------------------
NAME                                       PRINCIPAL OCCUPATION
---------------------------------------------------------------------------------
Larry W. Martin           Vice President, Assistant Secretary and Assistant
                          General Counsel of Nuveen Investments, LLC, Nuveen
                          Investments, Inc. and Rittenhouse Asset Management,
                          Inc.; .Vice President and Assistant Secretary of Nuveen
                          Asset Management and Nuveen Investments Advisers Inc.;
                          Assistant Secretary of NWQ Investment Management
                          Company, LLC; Vice President and Assistant Secretary of
                          funds in Nuveen fund complex.
Timothy R.
Schwertfeger              Chairman and Director of Nuveen Investments, Inc.,
                          Nuveen Asset Management and Nuveen Investments, LLC;
                          Director of Institutional Capital Corporation; Chairman
                          and Director of Rittenhouse Asset Management, Inc.;
                          Chairman of Nuveen Investments Advisers, Inc.; Chairman
                          of the Board and Board Member of funds in Nuveen fund
                          complex.

Margaret E. Wilson        Senior Vice President, Finance of Nuveen Investments,
                          Inc., Nuveen Asset Management, Nuveen Investments, LLC,
                          Rittenhouse Asset Management, Inc., Nuveen Investments
                          Advisers Inc. and Nuveen Investments Holdings, Inc.

Gifford R. Zimmerman      Managing Director, Assistant Secretary and Associate
                          General Counsel of Nuveen Investments, LLC and Nuveen
                          Asset Management; Managing Director and Assistant
                          Secretary of Nuveen Investments, Inc.; Assistant
                          Secretary of NWQ Investment Management Company, LLC;
                          Vice President and Assistant Secretary of Nuveen
                          Investments Advisers Inc.; Managing Director, Associate
                          General Counsel and Assistant Secretary of Rittenhouse
                          Asset Management, Inc.; Chief Administrative Officer of
                          funds in Nuveen fund complex.
---------------------------------------------------------------------------------

                                                                      APPENDIX F

                   DATES RELATING TO SUB-ADVISORY AGREEMENTS


----------------------------------------------------------------------------------------------------
                                                                                       DATE ORIGINAL
                                                                      DATE ORIGINAL     SUB-ADVISORY
                                                                       SUB-ADVISORY    AGREEMENT WAS
                                               DATE OF ORIGINAL       AGREEMENT WAS    LAST APPROVED
                                                   SUB-ADVISORY       LAST APPROVED  FOR CONTINUANCE
FUND                             SUB-ADVISER       AGREEMENT(S)     BY SHAREHOLDERS         BY BOARD
----------------------------------------------------------------------------------------------------
Diversified Dividend     NWQ, Wellington      July 30, 2003      September 24, 2003   May 11, 2005
                         Management and
                         Symphony
                         SCRM                 March 24, 2004     March 24, 2004       May 11, 2005
Equity Premium           Gateway              October 25, 2004   October 22, 2004     N/A
Equity Premium
  Opportunity            Gateway              January 26, 2005   January 21, 2005     N/A
Floating Rate            Symphony             February 24, 2004  March 10, 2004       May 11, 2005
Floating Rate Income
  Opportunity            Symphony             June 22, 2004      June 22, 2004        May 11, 2005
Preferred and
  Convertible            Froley, Spectrum     March 14, 2003     March 25, 2003       May 11, 2005
                         and Symphony         December 1, 2004   March 25, 2003       May 11, 2005
Preferred and
  Convertible 2          Froley, Spectrum     May 15, 2003       June 24, 2003        May 11, 2005
                         and Symphony         December 1, 2004   June 24, 2003        May 11, 2005
Real Estate              SCRM                 January 20, 2004   January 20, 2004     May 11, 2005
Quality Preferred        Spectrum             June 1, 2002       June 18, 2002        May 11, 2005
Quality Preferred 2      Spectrum             August 1, 2002     September 19, 2002   May 11, 2005
Quality Preferred 3      Spectrum             December 18, 2002  December 16, 2002    May 11, 2005
Senior Income            Symphony             August 1, 2002     October 25, 1999     May 11, 2005
Tax-Advantaged Floating
  Rate                   Spectrum             March 24, 2005     March 16, 2005       N/A
Total Return             NWQ and Symphony     November 20, 2003  January 12, 2004     May 11, 2005
----------------------------------------------------------------------------------------------------

                                                                      APPENDIX G


                   FORM OF INVESTMENT SUB-ADVISORY AGREEMENT



AGREEMENT made as of this [31st] day of [July, 2005] by and between Nuveen Asset Management, a Delaware corporation and a federally registered investment adviser ("Manager"), and <NAME OF SUB-ADVISER>, ("Sub-Adviser").



WHEREAS, Manager serves as the investment manager for the <NAME OF FUND> (the "Fund"), a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") pursuant to an Investment Management Agreement between Manager and the Fund (as such agreement may be modified from time to time, the "Management Agreement"); and



WHEREAS, Manager desires to retain Sub-Adviser to furnish investment advisory services for a certain designated portion of the Fund's investment portfolio, upon the terms and conditions hereafter set forth;



NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:



      1. Appointment. Manager hereby appoints Sub-Adviser to provide certain sub-investment advisory services to the Fund for the period and on the terms set forth in this Agreement. Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.



      2. Services to be Performed. Subject always to the supervision of Fund's Board of Trustees and the Manager, Sub-Adviser will furnish an investment program in respect of, make investment decisions for, and place all orders for the purchase and sale of securities for the portion of the Fund's investment portfolio allocated by Manager to Sub-Adviser, all on behalf of the Fund and as described in the Fund's initial registration statement on Form N-2 as declared effective by the Securities and Exchange Commission, consistent with the investment objectives and restrictions of the Fund described therein and as they may subsequently be changed by the Fund's Board of Trustees and publicly described and as the Sub-Adviser is notified of such changes. In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Fund, will monitor the Fund's investments in securities selected for the Fund by the Sub-Adviser hereunder, and will comply with the provisions of the Fund's Declaration of Trust and By-laws, as amended from time to time, and the investment objectives, policies and restrictions of the Fund, to the extent the Sub-Adviser has been notified of such objectives, policies and restrictions. Manager will provide Sub-Adviser with current copies of the Fund's Declaration of Trust, By-laws, prospectus and any amendments thereto, and any written objectives, policies, procedures or limitations not appearing therein as they may be relevant to Sub-Adviser's performance under this Agreement. Sub-Adviser and Manager will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Fund and to consult with each other regarding the investment affairs of the Fund. Sub-Adviser will report to the Board of Trustees and to Manager with respect to the implementation of such program.

       Manager shall arrange for the Fund's custodian to forward to Sub-Adviser or Sub-Adviser's designated proxy agent on a timely basis copies of all proxies and shareholder communications relating to securities in which assets of the Fund's investment portfolio allocated by Manager to Sub-Adviser are invested. The Sub-Adviser will vote all such proxies delivered to Sub-Adviser or Sub-Adviser's designated proxy agent consistent with the Sub-Adviser's proxy voting guidelines and the best interests of the Fund. The Sub-Adviser will maintain appropriate records detailing its voting of proxies on behalf of the Fund and upon reasonable request will provide a report setting forth the proposals voted on and how the Fund's shares were voted, including the name of the corresponding issuers.



       Sub-Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund, and is directed to use its commercially reasonable efforts to obtain best execution, which includes most favorable net results and execution of the Fund's orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or other services provided. It is understood that the Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund, or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Sub-Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Sub-Adviser's overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion. In addition, if in the judgment of the Sub-Adviser, the Fund would be benefited by supplemental services, the Sub-Adviser is authorized to pay spreads or commissions to brokers or dealers furnishing such services in excess of spreads or commissions that another broker or dealer may charge for the same transaction, provided that the Sub-Adviser determined in good faith that the commission or spread paid was reasonable in relation to the services provided. The Sub-Adviser will properly communicate to the officers and trustees of the Fund such information relating to transactions for the Fund as they may reasonably request. In no instance will portfolio securities be purchased from or sold to the Manager, Sub-Adviser or any affiliated person of the Fund, Manager, or Sub-Adviser, except as may be permitted under the 1940 Act.



       Sub-Adviser further agrees that it:



       a) will use the same degree of skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;



       b) will conform to all applicable Rules and Regulations of the Securities and Exchange Commission in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities;

        c) will report regularly to Manager and to the Board of Trustees of the Fund and will make appropriate persons available for the purpose of reviewing with representatives of Manager and the Board of Trustees on a regular basis at reasonable times the management of the Fund, including, without limitation, review of the general investment strategies of the Fund with respect to the portion of the Fund's portfolio allocated to the Sub-Adviser, the performance of the Fund's investment portfolio allocated to the Sub-Adviser in relation to standard industry indices and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by Manager;



        d) will monitor the pricing of option contracts each day on which the Fund calculates a net asset value, to determine whether market movements between 4:00 p.m. and 4:15 p.m. indicate that it is necessary for the Fund to determine a fair value of such option contracts and will promptly notify the Manager of such evaluation provided that, this provision is not intended to limit the Sub-Adviser's responsibility to promptly notify the Manager of market or security-specific events that have come to the attention of the Sub-Adviser, that could call into question the validity of the pricing of one or more securities in the Fund's portfolio; and



        e) will prepare such books and records with respect to the Fund's securities transactions for the portion of the Fund's investment portfolio allocated to the Sub-Adviser as reasonably requested by the Manager and will furnish Manager and Fund's Board of Trustees such periodic and special reports as the Board or Manager may reasonably request.



        f) The Sub-Adviser is prohibited from consulting with any other sub-adviser of the Fund or any other sub-adviser to a fund under common control with the Fund concerning transactions of the Fund in securities or other assets.



      3. Representations of Manager. Manager hereby represents that it:



        a) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect;



        b) is not prohibited by the 1940 Act or the Investment Advisers Act of 1940, as amended (the "Adviser Act"), from performing investment advisory services to the Fund;



        c) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, or the applicable licensing requirements for the use of any trademarks necessary to be met in order to perform investment advisory services for the Fund; and



        d) will immediately notify the Sub-Adviser of the occurrence of any event that would disqualify the Manager from serving as an investment adviser of an investment company pursuant to Section 9 (a) of the 1940 Act or otherwise.

      4. Representations of Sub-Adviser.  Sub-Adviser hereby represents that it:



        a) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect;



        b) is not prohibited by the 1940 Act or the Advisers Act from performing investment advisory services to the Fund;



        c) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform investment advisory services for the Fund; and



        d) will immediately notify the Manager of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9 (a) of the 1940 Act or otherwise.



      5. Expenses. During the term of this Agreement, Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions and other related expenses) purchased for the Fund.



      6. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, Manager will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a portfolio management fee calculated based on the Sub-Adviser's allocation of Fund net assets (including net assets attributable to <TYPE OF PREFERRED> Shares and the principal amount of any borrowings) in accordance with the following schedule from the date hereof through [August 1, 2006]:



           DAILY NET ASSETS                          SUB-ADVISER'S ANNUAL FEE RATE
           -----------------------------------------------------------------------
           <SCHEDULE>
           -----------------------------------------------------------------------



        The portfolio management fee shall accrue on each calendar day, and shall be payable monthly on the first business day of the next succeeding calendar month. The daily fee accrual shall be computed by multiplying the fraction of one divided by the number of days in the calendar year by the applicable annual rate of fee, and multiplying this product by the net assets of the Fund allocated to the Sub-Adviser, determined in the manner established by the Fund's Board of Trustees, as of the close of business on the last preceding business day on which the Fund's net asset value was determined.



        For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively.



        Manager shall not agree to amend the financial terms of the Expense Reimbursement Agreement or the Management Agreement to the detriment of the Sub-Adviser by operation of this Section 6 without the express written consent of the Sub-Adviser.

      7. Services to Others. Manager understands, and has advised Fund's Board of Trustees, that Sub-Adviser now acts, or may in the future act, as an investment adviser to other investment portfolios including investment companies, provided that whenever the Fund and one or more other investment advisory clients of Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by Sub-Adviser to be equitable to each. Manager recognizes, and has advised Fund's Board of Trustees, that in some cases this procedure may adversely affect the size of the position that the Fund may obtain in a particular security. It is further agreed that, on occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other accounts, it may, to the extent permitted by applicable law, but will not be obligated to, aggregate the securities to be so sold or purchased for the Fund with those to be sold or purchased for other accounts in order to obtain favorable execution and lower brokerage commissions. In addition, Manager understands, and has advised Fund's Board of Trustees, that the persons employed by Sub-Adviser to assist in Sub-Adviser's duties under this Agreement will not devote their full such efforts and service to the Fund. It is also agreed that the Sub-Adviser may use any supplemental research obtained for the benefit of the Fund in providing investment advice to its other investment advisory accounts or for managing its own accounts.



      8. Limitation of Liability. The Sub-Adviser shall not be liable for, and Manager will not take any action against the Sub-Adviser to hold Sub-Adviser liable for, any error of judgment or mistake of law or for any loss suffered by the Fund (including, without limitation, by reason of the purchase, sale or retention of any security) in connection with the performance of the Sub-Adviser's duties under this Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties under this Agreement, or by reason of its reckless disregard of its obligations and duties under this Agreement.



      9. Term; Termination; Amendment. This Agreement shall become effective with respect to the Fund on the same date as the Management Agreement between the Fund and the Manager becomes effective, provided that it has been approved by a vote of a majority of the outstanding voting securities of the Fund in accordance with the requirements of the 1940 Act, and shall remain in full force until [August 1, 2006] unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter with respect to the Fund, but only as long as such continuance is specifically approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder; provided, however, that if the continuation of this Agreement is not approved for the Fund, the Sub-Adviser may continue to serve in such capacity for the Fund in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.



        This Agreement shall automatically terminate in the event of its assignment and may be terminated at any time without the payment of any penalty by the Manager on no less than sixty (60) days' written notice to the Sub-Adviser. This Agreement may be terminated at any time without the payment of any penalty by the Sub-

       Adviser on no less than sixty (60) days' written notice to the Manager. This Agreement may also be terminated by the Fund with respect to the Fund by action of the Board of Trustees or by a vote of a majority of the outstanding voting securities of such Fund on no less than sixty (60) days' written notice to the Sub-Adviser by the Fund.



        This Agreement may be terminated with respect to the Fund at any time without the payment of any penalty by the Manager, the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund in the event that it shall have been established by a court of competent jurisdiction that the Sub-Adviser or any officer or director of the Sub-Adviser has taken any action that results in a breach of the representations of the Sub-Adviser set forth herein.



        The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder.



        Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 6 earned prior to the effective date of such termination. This Agreement shall automatically terminate in the event the Management Agreement between the Manager and the Fund is terminated, assigned or not renewed.



     10. <NAME OF SUB-ADVISER> Name. Manager shall furnish to Sub-Adviser all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution which refers to the Sub-Adviser by name prior to the use thereof. Manager shall not use any such materials if the Sub-Adviser reasonably objects to such use. This paragraph shall survive the termination of this Agreement.



     11. Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party



               If to the Manager:


               <NAME OF MANAGER


               ADDRESS OF MANAGER


               ATTN:>



               If to the Sub-Adviser:


               <NAME OF SUB-ADVISER


               ADDRESS OF SUB-ADVISER


               ATTN:>



               With a copy to:



               Nuveen Investments, Inc.


               333 West Wacker Drive


               Chicago, Illinois 60606


               Attention: General Counsel



        or such address as each such party may designate for the receipt of such notice.

     12. Limitations on Liability. All parties hereto are expressly put on notice of the Fund's Agreement and Declaration of Trust and all amendments thereto, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts, and the limitation of shareholder and trustee liability contained therein. The obligations of the Fund entered in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Trustees, officers, or shareholders of the Fund individually but are binding upon only the assets and property of the Fund, and persons dealing with the Fund must look solely to the assets of the Fund and those assets belonging to the subject Fund, for the enforcement of any claims.



     13. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby. This Agreement will be binding upon and shall inure to the benefit of the parties hereto and their respective successors.



     14. Applicable Law. This Agreement shall be construed in accordance with applicable federal law and (except as to Section 9 hereof which shall be construed in accordance with the laws of Massachusetts) the laws of the State of Illinois.



IN WITNESS WHEREOF, the Manager and the Sub-Adviser have caused this Agreement to be executed as of the day and year first above written.



                                          <NAME OF MANAGER>



                                          By:

                                              -------------------------

                                          Title:

                                                 -------------------------


                                          <NAME OF SUB-ADVISER>



                                          By:

                                              -------------------------

                                          Title:

                                                 -------------------------

                                                                      APPENDIX H

                         BROKERAGE COMMISSIONS PAID TO

                        SPECTRUM ASSET MANAGEMENT, INC.

                            DURING LAST FISCAL YEAR


------------------------------------------------------------------------------------------
                                     AGGREGATE AMOUNT OF           PERCENTAGE OF AGGREGATE
                           BROKERAGE COMMISSIONS PAID TO     BROKERAGE COMMISSIONS PAID TO
FUND                     SPECTRUM ASSET MANAGEMENT, INC.   SPECTRUM ASSET MANAGEMENT, INC.
------------------------------------------------------------------------------------------
Preferred and
  Convertible(1)                    $ 167,005                             42%
Preferred and
Convertible 2(1)                      499,420                             43%
Real Estate                                 0                              0%
Quality Preferred(1)                  169,065                            100%
Quality Preferred 2(1)                226,120                            100%
Quality Preferred 3(1)                 48,572                            100%
Tax-Advantaged Floating
Rate                                        0                              0%
------------------------------------------------------------------------------------------



(1) After July 31, 2004, the funds' fiscal year end changed to December 31. For the period of August 1, 2004 through December 31, 2004, the commissions and percentages for Spectrum Asset Management, Inc. were:



-----------------------------------------------------------------
Preferred and Convertible                        $ 67,044     30%
Preferred and Convertible 2                        37,519     10%
Quality Preferred                                  78,183    100%
Quality Preferred 2                               108,349    100%
Quality Preferred 3                                26,134    100%
-----------------------------------------------------------------

                                                                      APPENDIX I

                           SUB-ADVISORY FEE RATES AND
                        AGGREGATE SUB-ADVISORY FEES PAID


-----------------------------------------------------------------------------------------------------------------
                                                                   PERCENTAGE     FEES PAID
                                                                   OF THE NAM       TO THE
                                                                  ADVISORY FEE   SUB-ADVISER
                                       FUND AVERAGE DAILY NET       PAID TO      DURING LAST      NET ASSETS AS
FUND                   SUB-ADVISER         ASSETS OF FUND         SUB-ADVISER    FISCAL YEAR        OF 5/1/05
-----------------------------------------------------------------------------------------------------------------
Preferred and            Froley     Up to $500 million               40.0%       $ 1,373,689(1) $2,139,043,848.02
  Convertible                       Over $500 million                35.0%
-----------------------------------------------------------------------------------------------------------------
Preferred and            Froley     Up to $500 million               40.0%       $ 1,754,098(1) $2,962,376,837.61
  Convertible 2                     Over $500 million                35.0%
-----------------------------------------------------------------------------------------------------------------
Equity Premium           Gateway    Up to $200 million               55.0%       $   376,871    $  708,834,956.59
                                    $200 million to $300 million     52.5%
                                    $300 million and over            50.0%
-----------------------------------------------------------------------------------------------------------------
Equity Premium           Gateway    Up to $200 million               55.0%       $       N/A    $1,199,795,530.11
  Opportunity                       $200 million to $300 million     52.5%
                                    $300 million and over            50.0%
-----------------------------------------------------------------------------------------------------------------
Diversified Dividend       NWQ      Up to $200 million               55.0%       $   369,978    $  446,101,522.12
                                    $200 million to $300 million     52.5%
                                    $300 million and over            50.0%
-----------------------------------------------------------------------------------------------------------------
Total Return               NWQ      Up to $200 million               55.0%       $   832,033    $  335,370,192.38
                                    $200 million to $300 million     52.5%
                                    $300 million and over            50.0%
-----------------------------------------------------------------------------------------------------------------
Diversified Dividend      SCRM      Up to $200 million               55.0%       $   356,764    $  446,101,522.12
                                    $200 million to $300 million     52.5%
                                    $300 million and over            50.0%
-----------------------------------------------------------------------------------------------------------------
Real Estate               SCRM      Up to $125 million               50.0%       $ 1,798,570    $  766,723,468.07
                                    $125 million to $150 million     47.5%
                                    $150 million to $175 million     45.0%
                                    $175 million to $200 million     42.5%
                                    $200 million and over            40.0%
-----------------------------------------------------------------------------------------------------------------
Preferred and           Spectrum    Up to $500 million               40.0%       $ 2,471,601(1) $2,139,043,848.02
  Convertible                       Over $500 million                35.0%
-----------------------------------------------------------------------------------------------------------------
Preferred and           Spectrum    Up to $500 million               40.0%       $ 3,261,606(1) $2,962,376,837.61
  Convertible 2                     Over $500 million                35.0%
-----------------------------------------------------------------------------------------------------------------
Quality Preferred       Spectrum    Up to $125 million               50.0%       $ 3,177,145    $1,378,303,815.94
                                    $125 million to $150 million     47.5%
                                    $150 million to $175 million     45.0%
                                    $175 million to $200 million     42.5%
                                    $200 million and over            40.0%
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                                   PERCENTAGE     FEES PAID
                                                                   OF THE NAM       TO THE
                                                                  ADVISORY FEE   SUB-ADVISER
                                       FUND AVERAGE DAILY NET       PAID TO      DURING LAST      NET ASSETS AS
FUND                   SUB-ADVISER         ASSETS OF FUND         SUB-ADVISER    FISCAL YEAR        OF 5/1/05
-----------------------------------------------------------------------------------------------------------------
Quality Preferred 2     Spectrum    40.0% of the advisory fee        40.0%       $ 5,607,347    $2,629,556,555.08
                                    paid to NAM for its services
                                    to the Fund
-----------------------------------------------------------------------------------------------------------------
Quality Preferred 3     Spectrum    Up to $500 million               40.0%       $ 1,203,714    $  515,005,416.56
                                    Over $500 million                35.0%
-----------------------------------------------------------------------------------------------------------------
Tax-Advantaged          Spectrum    Up to $125 million               50.0%       $       N/A    $  186,160,453.38
  Floating Rate                     $125 million to $150 million     47.5%
                                    $150 million to $175 million     45.0%
                                    $175 million to $200 million     42.5%
                                    $200 million and over            40.0%
-----------------------------------------------------------------------------------------------------------------
Diversified Dividend    Symphony    Up to $125 million               50.0%       $   294,434    $  446,101,522.12
                                    $125 million to $150 million     47.5%
                                    $150 million to $175 million     45.0%
                                    $175 million to $200 million     42.5%
                                    $200 million and over            40.0%
-----------------------------------------------------------------------------------------------------------------
Floating Rate           Symphony    Up to $125 million               50.0%       $   648,877    $1,064,016,735.25
                                    $125 million to $150 million     47.5%
                                    $150 million to $175 million     45.0%
                                    $175 million to $200 million     42.5%
                                    $200 million and over            40.0%
-----------------------------------------------------------------------------------------------------------------
Floating Rate Income    Symphony    Up to $125 million               50.0%       $     5,105    $  636,760,634.09
  Opportunity                       $125 million to $150 million     47.5%
                                    $150 million to $175 million     45.0%
                                    $175 million to $200 million     42.5%
                                    $200 million and over            40.0%
-----------------------------------------------------------------------------------------------------------------
Preferred and           Symphony    Up to $125 million               50.0%       $       N/A(1) $2,139,043,848.02
  Convertible                       $125 million to $150 million     47.5%
                                    $150 million to $175 million     45.0%
                                    $175 million to $200 million     42.5%
                                    $200 million and over            40.0%
-----------------------------------------------------------------------------------------------------------------
Preferred and           Symphony    Up to $125 million               50.0%       $       N/A(1) $2,962,376,837.61
  Convertible 2                     $125 million to $150 million     47.5%
                                    $150 million to $175 million     45.0%
                                    $175 million to $200 million     42.5%
                                    $200 million and over            40.0%
-----------------------------------------------------------------------------------------------------------------
Senior Income           Symphony    Up to $125 million               50.0%       $693,236.31    $  299,395,943.57
                                    $125 million to $150 million     47.5%
                                    $150 million to $175 million     45.0%
                                    $175 million to $200 million     42.5%
                                    $200 million and over            40.0%
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                                   PERCENTAGE     FEES PAID
                                                                   OF THE NAM       TO THE
                                                                  ADVISORY FEE   SUB-ADVISER
                                       FUND AVERAGE DAILY NET       PAID TO      DURING LAST      NET ASSETS AS
FUND                   SUB-ADVISER         ASSETS OF FUND         SUB-ADVISER    FISCAL YEAR        OF 5/1/05
-----------------------------------------------------------------------------------------------------------------
Total Return            Symphony    Up to $125 million               50.0%       $   188,130    $  335,370,192.38
                                    $125 million to $150 million     47.5%
                                    $150 million to $175 million     45.0%
                                    $175 million to $200 million     42.5%
                                    $200 million and over            40.0%
-----------------------------------------------------------------------------------------------------------------
Diversified Dividend   Wellington   Up to $125 million               50.0%       $   309,709    $  446,101,522.12
                       Management   $125 million to $150 million     47.5%
                                    $150 million to $175 million     45.0%
                                    $175 million to $200 million     42.5%
                                    $200 million and over            40.0%
-----------------------------------------------------------------------------------------------------------------



(1) After July 31, 2004 the funds' fiscal year end changed to December 31. For the period August 31, 2004 through December 31, 2004, the sub-adviser fees were as follows:



--------------------------------------------------------
                             PREFERRED       PREFERRED
                                AND             AND
                            CONVERTIBLE    CONVERTIBLE 2
--------------------------------------------------------
Froley                      $  720,361      $  867,371
Spectrum                     1,123,093       1,448,588
Symphony                        49,271          62,305
--------------------------------------------------------


  FEE RATES AND NET ASSETS OF OTHER FUNDS ADVISED BY SUB-ADVISERS WITH SIMILAR
                 INVESTMENT OBJECTIVES AS THE SUB-ADVISED FUNDS


------------------------------------------------------------------------------------------
                                                    FEE RATES
                                          ------------------------------
                                          FUND AVERAGE DAILY                  NET ASSETS
SUB-ADVISER               SIMILAR FUND        NET ASSETS        FEE RATE     AS OF 5/1/05
------------------------------------------------------------------------------------------
Froley                    Hallmark        Not Less Than .35%                 $9,795,943.57
                          Investment          of Current
                          Series Trust    Shareholder Value
                          Convertible     Not Less Than .30%
                          Securities       of Class R Value
                          Fund I          Not Less Than .20%
                                           of Class I Value
------------------------------------------------------------------------------------------
Gateway                   Gateway Fund           All              0.57%(1)  $2,300,000,000(2)
------------------------------------------------------------------------------------------
Gateway                   TA IDEX         Up to $100 million      0.40%        $51,800,000(2)
                          Protected       Over $100 million      0.375%
                          Principal
                          Stock
------------------------------------------------------------------------------------------
Spectrum                  PIF                    All              0.20%       $258,464,590
                          Preferred
                          Securities
                          Fund
------------------------------------------------------------------------------------------



(1) This fee reflects the terms of the Management Agreement under which Gateway is paid 0.925% of the average value of the daily net assets of the Gateway Fund minus the amount of the Gateway Fund's expenses incurred pursuant to its Distribution Plan. Also under the Management Agreement, Gateway receives no separate fee for its transfer agency, fund accounting and other services to the Gateway Fund, and Gateway pays the Gateway Fund's expenses of reporting to shareholders.



(2) Approximated

                                                                      APPENDIX J

                     OFFICERS AND DIRECTORS OF SUB-ADVISERS


------------------------------------------------------------------------------
SUB-ADVISER             NAME                     PRINCIPAL OCCUPATION
------------------------------------------------------------------------------
Froley        George A. Froley, III,
              Director, Chairman and
              Managing Director
              Jim Herbert, Director      President, Chief Executive Officer
                                         and Director of First Republic Bank.
              Katherine                  Chief Operating Officer, Executive
              Auguste-DeWilde, Director  Vice President and Director of First
                                         Republic.
              Ed Dobranski, Director     Senior Vice President, General
                                         Counsel and Secretary of First
                                         Republic Bank.
              K. Andrea O'Connell,
              Director, President,
              Chief Executive Officer,
              Managing Director and
              Assistant Secretary
              Michael Revy, Managing
              Director and Senior Vice
              President
              Ravi Malik, Managing
              Director and Senior Vice
              President
              Warren Chun, Senior Vice
              President
              Mike Opre, Senior Vice
              President
              Monica Erickson, Vice
              President
              Florian Eitner, Vice
              President
              David Epstein, Vice
              President
              Kim Nicholas, Vice
              President
              Melissa Shanahan, Vice
              President
              John Padden, Vice
              President
              Ed Hackney, Vice
              President
              Lily Yu, Senior Vice
              President
              Ann Houlihan, First
              Senior Vice President,
              CCO
              Brenda Smith, Assistant
              Secretary, CFO and
              Controller
              Brande Davis Winget, Vice
              President

------------------------------------------------------------------------------
SUB-ADVISER             NAME                     PRINCIPAL OCCUPATION
------------------------------------------------------------------------------
Gateway       Walter G. Sall             Chairman and Trustee, Gateway Trust
              Chairman and Chief         and Gateway Variable Insurance Trust;
              Executive Officer          Director, Melmedica Children's
                                         Healthcare, Inc.; Director, Anderson
                                         Bank Company of Cincinnati, Ohio.
              J. Patrick Rogers          President, Gateway Trust and Gateway
              President, Chief           Variable Insurance Trust; Trustee,
              Investment Officer and     Gateway Trust; Portfolio Manager,
              Director                   Gateway Fund and Gateway VIT Fund.
              Geoffrey Keenan            Vice President, Gateway Trust and
              Executive Vice President   Gateway Variable Insurance Trust.
              and Chief Operating
              Officer
              Gary H. Goldschmidt        Vice President and Treasurer, Gateway
              Vice President and Chief   Trust and Gateway Variable Insurance
              Financial Officer          Trust.
              Harry E. Merriken
              Senior Vice President
              Paul R. Stewart
              Senior Vice President
              Donna M. Squeri            Secretary, Gateway Trust and Gateway
              General Counsel and        Variable Insurance Trust.
              Secretary
              Kenneth H. Toft
              Vice President

NWQ           Michael C. Mendez          President and Director (since
              Chief Executive Officer    1999),Managing Director (1992-1999)
                                         of NWQ Investment Management Company,
                                         Inc.
              Jon D. Bosse               Managing Director, Portfolio Manager
              Chief Investment Officer   (since 1996), Director of Research
              and Managing Director      (1996-2001) of NWQ Investment
                                         Management Company, Inc.; Chartered
                                         Financial Analyst.
              Edward C. Friedel          Managing Director (since 1992) of NWQ
              Senior Managing Director   Investment Management Company, Inc.;
                                         Chartered Financial Analyst.
              Peter H. D'Arrigo,         Vice President of Nuveen Investments,
              Assistant Treasurer        LLC; Vice President and Treasurer of
                                         Nuveen Investments, Inc.; Vice
                                         President and Treasurer of Nuveen
                                         Asset Management and of Nuveen
                                         Investments Advisers Inc.; Vice
                                         President and Treasurer of Nuveen
                                         Rittenhouse Asset Management, Inc.;
                                         Vice President and Treasurer of funds
                                         in Nuveen fund complex; Charted
                                         Financial Analyst.

------------------------------------------------------------------------------
SUB-ADVISER             NAME                     PRINCIPAL OCCUPATION
------------------------------------------------------------------------------
              Larry M. Martin,           Vice President, Assistant Secretary
              Assistant Secretary        and Assistant General Counsel of
                                         Nuveen Investments, LLC; Vice
                                         President, Assistant General Counsel
                                         and Assistant Secretary of Nuveen
                                         Investments, Inc.; Vice President and
                                         Assistant Secretary of Nuveen Asset
                                         Management; Vice President, Assistant
                                         Secretary and Assistant General
                                         Counsel of Rittenhouse Asset
                                         Management, Inc.; Vice President and
                                         Assistant Secretary of Nuveen
                                         Investments Advisers Inc.; Vice
                                         President and Assistant Secretary of
                                         funds in Nuveen fund complex.
              Gifford R. Zimmerman,      Managing Director, Assistant
              Assistant Secretary        Secretary and Associate General
                                         Counsel of Nuveen Investments, LLC
                                         and Nuveen Asset Management; Managing
                                         Director and Assistant Secretary of
                                         Nuveen Investments, Inc.; Vice
                                         President and Assistant Secretary of
                                         Nuveen Investments Advisers Inc.;
                                         Managing Director, Associate General
                                         Counsel and Assistant Secretary of
                                         Rittenhouse Asset Management, Inc.;
                                         Chief Administrative Officer of funds
                                         in Nuveen fund complex.

SCRM          Anthony R. Manno, Jr.      President, Chairman and Managing
              President and Managing     Director of Security Capital
              Director                   Preferred Growth Incorporated and
                                         Director of Bulgarian American
                                         Enterprise Fund.
              Kenneth D. Statz
              Managing Director
              Kevin W. Bedell
              Managing Director
              David E. Rosenbaum         Managing Director of Security Capital
              Managing Director          Preferred Growth Incorporated.
              Robert W. Culver           Vice President of Security Capital
              Vice President             Preferred Growth Incorporated.
              Alexander K. Daggett
              Vice President
              Michael J. Heller          Treasurer of Security Capital
              Vice President, Treasurer  Preferred Growth Incorporated.
              and Controller
              Jonathan Y. Lulu
              Vice President

Spectrum      Bernard M. Sussman         Executive Director, Co-Chief
              Executive Director,        Executive Officer and Chief
              Co-Chief Executive         Investment Officer of Spectrum Asset
              Officer and Chief          Management, Inc.; Chairman of
              Investment Officer         Spectrum Asset Management, Inc.
                                         Investment Committee.

------------------------------------------------------------------------------
SUB-ADVISER             NAME                     PRINCIPAL OCCUPATION
------------------------------------------------------------------------------
              Mark A. Lieb               Executive Director, Co-Chief
              Executive Director,        Executive Officer and Chief Financial
              Co-Chief Executive         Officer for Spectrum Asset
              Officer and Chief          Management, Inc.; Member of Spectrum
              Financial Officer          Asset Management, Inc. Investment
                                         Committee.
              L. Phillip Jacoby, IV      Senior Vice President and Portfolio
              Senior Vice President and  Manager of Spectrum Asset Management,
              Portfolio Manager          Inc.; Member of Spectrum Asset
                                         Management, Inc. Investment
                                         Committee.
              Lisa D. Crossley           Vice President and Chief Compliance
              Vice President and Chief   Officer of Spectrum Asset Management,
              Compliance Officer         Inc., Formerly Vice President and
                                         Director of Compliance, Nuveen
                                         Investments, Inc.
              Patrick G. Hurley          Mr. Hurley is a member of the
              Senior Vice President,     Spectrum Asset Management, Inc.
              Chief Information Officer  Investment Committee.
              and Risk Manager
              Joseph J. Urciuoli         Mr. Urciuoli is a member of the
              Senior Vice President and  Spectrum Asset Management, Inc.
              Director of Research       Investment Committee.

Symphony      Jeffrey L. Skelton         President and Chief Executive Officer
              President; Chief           of Symphony Asset Management LLC;
              Executive Officer          Manager/Member, NetNet Ventures, LLC.
              Neil L. Rudolph            Chief Operating Officer and Chief
              Chief Operating Officer;   Financial Officer of Symphony Asset
              Chief Financial Officer    Management LLC; Manager/Member,
                                         NetNet Ventures, LLC.
              Mary E. Keefe              Managing Director of Nuveen
              Chief Compliance Officer   Investments, Inc.; Managing Director
                                         and Chief Compliance Officer of
                                         Nuveen Asset Management, Nuveen
                                         Investments, LLC, Nuveen Investments
                                         Advisers Inc. and Rittenhouse Asset
                                         Management, Inc.; Chief Compliance
                                         Officer of Symphony Asset Management
                                         LLC.
              Michael J. Henman          Vice President and Director of
              Vice President; Director   Business Development of Symphony
              of Business Development    Asset Management LLC; Manager/Member,
                                         NetNet Ventures, LLC.
              Praveen K. Gottipalli      Portfolio Manager and Manager/Member,
              Vice President; Director   NetNet Ventures, LLC.
              of Investments
              Gunther M. Stein           Vice President and Director of Fixed
              Vice President; Director   Income Strategies of Symphony Asset
              of Fixed Income            Management LLC; Portfolio Manager,
              Strategies                 Nuveen

------------------------------------------------------------------------------
SUB-ADVISER             NAME                     PRINCIPAL OCCUPATION
------------------------------------------------------------------------------
Wellington    Kenneth L. Abrams
  Management  Senior Vice President and
              Partner
              Nicholas C. Adams
              Senior Vice President and
              Partner
              Rand L. Alexander
              Senior Vice President and
              Partner
              Deborah L. Allinson
              Senior Vice President and
              Partner
              Steven C. Angeli
              Senior Vice President and
              Partner
              James H. Averill
              Senior Vice President and
              Partner
              John F. Averill
              Senior Vice President and
              Partner
              Karl E. Bandtel
              Senior Vice President and
              Partner
              David W. Barnard
              Senior Vice President and
              Partner
              Mark J. Beckwith
              Senior Vice President and
              Partner
              James A. Bevilacqua
              Senior Vice President and
              Partner
              Kevin J. Blake
              Senior Vice President and
              Partner
              William N. Booth
              Senior Vice President and
              Partner
              John A. Boselli
              Senior Vice President and
              Partner
              Michael J. Boudens
              Senior Vice President and
              Partner

------------------------------------------------------------------------------
SUB-ADVISER             NAME                     PRINCIPAL OCCUPATION
------------------------------------------------------------------------------
              Edward P. Bousa
              Senior Vice President and
              Partner
              John V. Brannen
              Senior Vice President and
              Partner
              Paul Braverman
              Senior Vice President and
              Partner
              Robert A. Bruno
              Senior Vice President and
              Partner
              Michael T. Carmen
              Senior Vice President and
              Partner
              Maryann E. Carroll
              Senior Vice President and
              Partner
              William R.H. Clark         Managing Director of the Sydney
              Partner                    Branch of Wellington International
                                         Management Pte Ltd. and Hong Kong
                                         Branch of Wellington Global
                                         Investment Management, Ltd.
              Cynthia M. Clarke
              Senior Vice President and
              Partner
              Richard M. Coffman
              Senior Vice President and
              Partner
              John DaCosta
              Senior Vice President and
              Partner
              Pamela Dippel
              Senior Vice President and
              Partner
              Scott M. Elliott
              Senior Vice President and
              Partner
              Robert L. Evans
              Senior Vice President and
              Partner
              David R. Fassnacht
              Senior Vice President and
              Partner
              Lisa d. Finkel
              Senior Vice President and
              Partner

------------------------------------------------------------------------------
SUB-ADVISER             NAME                     PRINCIPAL OCCUPATION
------------------------------------------------------------------------------
              Mark A. Flaherty
              Senior Vice President and
              Partner
              Hollis French
              Senior Vice President and
              Partner
              Laurie A. Gabriel
              Senior Vice President and
              Partner
              Ann C. Gallo
              Senior Vice President and
              Partner
              Bruce L. Glazer
              Senior Vice President and
              Partner
              Subbiah Gopalraman
              Senior Vice President and
              Partner
              Paul J. Hamel
              Senior Vice President and
              Partner
              William J. Hannigan
              Senior Vice President and
              Partner
              Lucius T. Hill, III
              Senior Vice President and
              Partner
              James P. Hoffmann
              Senior Vice President and
              Partner
              Jean M. Hynes
              Senior Vice President and
              Partner
              Steven T. Irons
              Senior Vice President and
              Partner
              Mark D. Jordy              Managing Director of the London
              Partner                    Branch of Wellington Management
                                         International Ltd.
              Paul D. Kaplan
              Senior Vice President and
              Partner
              Lorraine A. Keady
              Senior Vice President and
              Partner
              John C. Keogh
              Senior Vice President and
              Partner

------------------------------------------------------------------------------
SUB-ADVISER             NAME                     PRINCIPAL OCCUPATION
------------------------------------------------------------------------------
              George C. Lodge, Jr.
              Senior Vice President and
              Partner
              Nancy T. Lukitsh
              Senior Vice President and
              Partner
              Mark T. Lynch
              Senior Vice President and
              Partner
              Norman L. Malcolm
              Senior Vice President and
              Partner
              Mark D. Mandel
              Senior Vice President and
              Partner
              Christine S. Manfredi
              Senior Vice President and
              Partner
              Lucinda M. Marrs
              Senior Vice President and
              Partner
              Earl E. McEvoy
              Senior Vice President and
              Partner
              Matthew E. Megargel
              Senior Vice President and
              Partner
              James N. Mordy
              Senior Vice President and
              Partner
              Diane C. Nordin
              Senior Vice President and
              Partner
              Stephen T. O'Brien
              Senior Vice President and
              Partner
              Andrew S. Offit
              Senior Vice President and
              Partner
              Edward P. Owens
              Senior Vice President and
              Partner
              Saul J. Pannell
              Senior Vice President and
              Partner

------------------------------------------------------------------------------
SUB-ADVISER             NAME                     PRINCIPAL OCCUPATION
------------------------------------------------------------------------------
              Thomas L. Pappas
              Senior Vice President and
              Partner
              Jonathan M. Payson
              Senior Vice President and
              Partner
              Philip H. Perelmuter
              Senior Vice President and
              Partner
              Robert D. Rands
              Senior Vice President and
              Partner
              Jamie A. Rome
              Senior Vice President and
              Partner
              James A. Rullo
              Senior Vice President and
              Partner
              John R. Ryan
              Senior Vice President and
              Partner
              Joseph H. Schwartz
              Senior Vice President and
              Partner
              James H. Shakin
              Senior Vice President and
              Partner
              Theodore E. Shasta
              Senior Vice President and
              Partner
              Andrew J. Shilling
              Senior Vice President and
              Partner
              Binkley C. Shorts
              Senior Vice President and
              Partner
              Scott E. Simpson
              Senior Vice President and
              Partner
              Trond Skramstad
              Senior Vice President and
              Partner
              Stephen A. Soderberg
              Senior Vice President and
              Partner

------------------------------------------------------------------------------
SUB-ADVISER             NAME                     PRINCIPAL OCCUPATION
------------------------------------------------------------------------------
              Haluk Soykan
              Senior Vice President and
              Partner
              Kent M. Stahl
              Senior Vice President and
              Partner
              Eric Stromquist
              Senior Vice President and
              Partner
              Brendan J. Swords
              Senior Vice President and
              Partner
              Harriett Tee Taggart
              Senior Vice President and
              Partner
              Frank L. Teixeira
              Senior Vice President and
              Partner
              Perry M. Traquina
              Senior Vice President and
              Partner
              Nilesh P. Undavia
              Senior Vice President and
              Partner
              Kim Williams
              Senior Vice President and
              Partner
              Itsuki Yamashita           Senior Managing Director of the Tokyo
              Partner                    Branch of Wellington International
                                         Management Pte Ltd.
              David S. Zimble
              Senior Vice President and
              Partner

                           [NUVEEN INVESTMENTS LOGO]

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com                                                           JDD0705

                            [NUVEEN INVESTMENTS LOGO]

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com

                         3 EASY WAYS TO VOTE YOUR PROXY

1. Automated Touch Tone Voting: Call toll-free 1-800-690-6903 and follow the recorded instructions.

2.   On the Internet at www.proxyweb.com, and follow the simple instructions.

3. Sign, Date and Return this proxy card using the enclosed postage-paid envelope, to

                  **** CONTROL NUMBER: 999 999 999 999 98 ****

                             [FUND NAME PRINTS HERE]

                THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND
              FOR A SPECIAL MEETING OF SHAREHOLDERS, JULY 26, 2005

A Special Meeting of shareholders will be held in the Assembly Room of The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois, on Tuesday, July 26, 2005, at 10:30 a.m., Chicago time. At this meeting, you will be asked to vote on the proposals described in the proxy statement attached. The undersigned hereby appoints Timothy R. Schwertfeger, Jessica R. Droeger and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Special Meeting of shareholders to be held on July 26, 2005, or any adjournment or adjournments thereof.

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE (800) 690-6903 OR OVER THE INTERNET (www.proxyweb.com).

                                          Date: ______________________________

                                          SIGN HERE EXACTLY AS NAME(S) APPEAR(S)
                                          ON LEFT. (Please sign in Box)

                                          _____________________________________

                                          _____________________________________

                                          NOTE: PLEASE SIGN YOUR NAME EXACTLY AS
                                          IT APPEARS ON THIS PROXY. IF SHARES
                                          ARE HELD JOINTLY, EACH HOLDER MUST
                                          SIGN THE PROXY, IF YOU ARE SIGNING ON
                                          BEHALF OF AN ESTATE, TRUST OR
                                          CORPORATION, PLEASE STATE YOUR TITLE
                                          OR CAPACITY.

PLEASE FILL IN BOX(es) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]

PLEASE DO NOT USE FINE POINT PENS.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting.

PROPERLY EXECUTED PROXIES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED "FOR" THE PROPOSALS SET FORTH IN THIS PROXY.



1.  Approval of the new investment management agreement.             FOR         AGAINST        ABSTAIN
                                                                     [ ]           [ ]            [ ]


2b. Approval of the new sub-advisory agreement between Nuveen        FOR         AGAINST        ABSTAIN
    Asset Management and Gateway Investment Advisers, L.P.           [ ]           [ ]            [ ]



                           PLEASE SIGN ON REVERSE SIDE